NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I

NORTH AMERICAN - AG ASSET ALLOCATION FUND

NORTH AMERICAN - AG CAPITAL CONSERVATION FUND

NORTH AMERICAN - AG GOVERNMENT SECURITIES FUND

NORTH AMERICAN - AG GROWTH & INCOME FUND

NORTH AMERICAN - AG INTERNATIONAL EQUITIES FUND

NORTH AMERICAN - AG INTERNATIONAL GOVERNMENT BOND FUND

NORTH AMERICAN - AG MIDCAP INDEX FUND

NORTH AMERICAN - AG 1 MONEY MARKET FUND

NORTH AMERICAN - AG NASDAQ-100(r) INDEX FUND

NORTH AMERICAN - AG SMALL CAP INDEX FUND

NORTH AMERICAN - AG SOCIAL AWARENESS FUND

NORTH AMERICAN - AG STOCK INDEX FUND

NORTH AMERICAN CORE EQUITY FUND

NORTH AMERICAN - AMERICAN CENTURY INCOME & GROWTH FUND

NORTH AMERICAN - AMERICAN CENTURY INTERNATIONAL GROWTH FUND

NORTH AMERICAN - FOUNDERS LARGE CAP GROWTH FUND

NORTH AMERICAN - FOUNDERS/T. ROWE PRICE SMALL CAP FUND

NORTH AMERICAN - PUTNAM OPPORTUNITIES FUND

NORTH AMERICAN - T. ROWE PRICE BLUE CHIP GROWTH FUND

NORTH AMERICAN - T. ROWE PRICE HEALTH SCIENCES FUND

NORTH AMERICAN - T. ROWE PRICE SCIENCE & TECHNOLOGY FUND

STATEMENT OF ADDITIONAL INFORMATION

FORM N-1A PART B

OCTOBER 1, 2001

This Statement of Additional Information is not a prospectus and contains information in addition to that in the Prospectus for North American Funds Variable Product Series Company I (the "Series Company"). It should be read in conjunction with the Prospectus. The Statement of Additional Information and the related Prospectus are both dated October 1, 2001. For an individual interested in a variable annuity contract issued by The Variable Annuity Life Insurance Company ("VALIC"), a Prospectus may be obtained by calling 1-800-448-2542 or writing the
Series Company or The Variable Annuity Marketing Company (the "Distributor") at 2929 Allen Parkway, Houston, Texas, 77019.

VA 9017-SAI VER 10/01

TABLE OF CONTENTS

Fund Names
Official Name	"Short" Name
North American - AG Asset Allocation Fund	Asset Allocation Fund
North American - AG Capital Conservation Fund	Capital Conservation Fund
North American - AG Government Securities Fund	Government Securities Fund
North American - AG Growth & Income Fund	Growth & Income Fund
North American - AG International Equities Fund	International Equities Fund
North American - AG International Government Bond Fund	International Government Bond Fund
North American - AG MidCap Index Fund	MidCap Index Fund
North American - AG 1 Money Market Fund	Money Market Fund
North American - AG Nasdaq-100(r) Index Fund	Nasdaq-100(r) Index Fund
North American - AG Small Cap Index Fund	Small Cap Index Fund
North American - AG Social Awareness Fund	Social Awareness Fund
North American - AG Stock Index Fund	Stock Index Fund
North American Core Equity Fund	Core Equity Fund
North American - American Century Income & Growth Fund	Income & Growth Fund
North American - American Century International Growth Fund	International Growth Fund
North American - Founders Large Cap Growth Fund	Large Cap Growth Fund
North American - Founders/T. Rowe Price Small Cap Fund	Small Cap Fund
North American - Putnam Opportunities Fund	Putnam Opportunities Fund
North American - T. Rowe Price Blue Chip Growth Fund	Blue Chip Growth Fund
North American - T. Rowe Price Health Sciences Fund	Health Sciences Fund
North American - T. Rowe Price Science & Technology Fund	Science & Technology Fund

GENERAL INFORMATION AND HISTORY

The Series Company was incorporated in Maryland on December 7, 1984, by VALIC and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end, management investment company. Pursuant to Investment Advisory Agreements with the Series Company and subject to the authority of the Series Company's Board of Directors, VALIC serves as the Series Company's investment adviser and conducts the business and affairs of the Series Company. Additionally, VALIC has engaged an investment sub-adviser to provide investment sub-advisory services for the Blue Chip Growth Fund, Core Equity Fund, Health Sciences Fund, Income & Growth Fund, International Growth Fund, Large Cap Growth Fund, Nasdaq-100(r) Index Fund, Putnam Opportunities Fund, Science & Technology Fund and the Small Cap Fund, subject to VALIC's control, direction and supervision. The Series Company consists of separate investment portfolios (hereinafter collectively referred to as the "Funds" or individually as a "Fund"), each of which is, in effect, a separate mutual fund issuing its own separate class of common stock. Each of the Funds, except the Health Sciences, the International Government Bond and the Nasdaq-100(r) Index, is "diversified" as the term is used in the 1940 Act. The Series Company issues shares of common stock of each Fund to registered and unregistered separate accounts of VALIC and its affiliates to fund variable annuity contracts (the "Contracts"). Currently, the Series Company acts as an investment vehicle for assets of separate accounts sponsored by VALIC and its affiliates. Additionally, retirement plans maintained by VALIC and its affiliates may own shares of certain of the Funds.

The MidCap Index Fund and the Asset Allocation Fund are the successors to Capital Accumulation Fund, Inc. and Timed Opportunity Fund, Inc., respectively, which were separately registered open-end diversified management investment companies under the 1940 Act, pursuant to a reorganization entered into on September 25, 1985. The MidCap Index Fund effected a change in its name and investment objective, investment program and one of its restrictions as of October 1, 1991. The Asset Allocation Fund effected a change in its name from the Timed Opportunity Fund, effective as of October 1, 1997. In addition, the Quality Growth Fund was combined into the Stock Index Fund, by means of a reclassification of its shares, effective May 1, 1992.

ADDITIONAL INFORMATION REGARDING CERTAIN FUNDS

The following disclosures supplement disclosures set forth in the Prospectus and do not, standing alone, present a complete explanation of the matters disclosed. Please refer also to the Prospectus for a complete presentation of these matters.

Capital Conservation Fund

The Fund may acquire common stocks by conversion of income-bearing securities or by exercising warrants attached to income-bearing securities. The Fund may hold up to 10% of its assets, valued at the time of acquisition, in common stocks.

Government Securities Fund

The Government Securities Fund may invest in intermediate and long-term debt instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government securities in which the Fund may invest include: (1) U.S. Treasury bills, notes, and bonds; (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (e.g., Government National Mortgage Association ("GNMA") Certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury (e.g., debt of each of the Federal Home Loan banks); (c) the discretionary authority of the U.S. Government or GNMA to purchase certain financial obligations of the agency or instrumentality (e.g., Federal National Mortgage Association); or (d) the credit of the issuing agency or instrumentality (e.g., Federal Land Banks, Farmers Home Administration or Student Loan Marketing Association); and (3) collateralized mortgage obligations ("CMOs") that are issued by governmental or non-governmental entities and collateralized by U.S. Treasury obligations or by U.S. Government agency or instrumentality securities. No assurance can be given that the U.S. Government will provide support to such U.S. Government sponsored agencies or instrumentalities in the future, since it is not required to do so by law.

PERFORMANCE AND YIELD INFORMATION

The Series Company may compute the total return of a Fund ("Average Annual Total Return"), total return of a Fund before expenses ("Portfolio Total Return"), and compare Portfolio Total Return or Average Annual Total Return to the total return of the Fund's benchmark index ("Index Total Return"). The difference between Portfolio Total Return or Average Annual Total Return and Index Total Return is referred to as "tracking difference." Tracking difference represents the amount that the return on the investment portfolio (which results from VALIC's investment selection) deviates from its benchmark's Index Total Return. Fund performance does not reflect contract charges or separate account charges which will reduce Fund values which are available to Participants. Information about separate account performance is available in the applicable contract prospectus.

Average Annual Total Return

Average Annual Total Return quotations for periods of 1, 5, and 10 years, or, since inception of the Fund, are calculated according to the following formula:

P (1+T)n = ERV

Where:

P = A hypothetical initial Purchase Payment of $1,000.

T = Average annual total return.

N = Number of years.

ERV = Ending redeemable value of a hypothetical $1,000 Purchase Payment made at the beginning of the first period.

Average Annual Total Return reflects the deduction of Fund expenses and assumes that all dividends and distributions are reinvested when paid.

Portfolio Total Return

Portfolio Total Return quotations for periods of 1, 5, and 10 years or since inception are calculated by adding to the Average Total Annual Return (described above) the expenses of the Fund. Expenses of the Fund are calculated at the end of each Fund's fiscal year and are expressed as a percentage of average net assets. Expenses as a percentage of average net assets are prorated equally over the months in the fiscal year in which the ratio was calculated when determining expenses for periods crossing over fiscal years.

Index Total Return

Index Total Return quotations for periods of 1, 3, 5, and 10 years or since inception, are calculated by determining the percentage change in value of the benchmark index over the applicable period including reinvestment of dividends and interest as applicable. Index Total Return is calculated according to the formula described above for Average Annual Total Return, however it does not include an expense component; if an expense component were included the return would be lower.

Seven Day Yields

The Money Market Fund may quote a Seven Day Current Yield and a Seven Day Effective Yield. The Seven Day Current Yield is calculated by determining the total return for the current seven day period ("base period return") and annualizing the base period return by dividing by seven days, then multiplying the result by 365 days. The Seven Day Effective Yield annualizes the base period return while compounding weekly the base period return according to the following formula:

Seven Day Effective Yield = [(Base Period Return + 1)365/7 - 1]

30 Day Current Yield

The Capital Conservation Fund, Government Securities Fund, and the International Government Bond Fund may quote a 30 Day Current Yield which is determined based on the current 30 day period, according to the following standardized formula:

Yield = 2[(1 + NII )6 - 1]

S x NAV

Where:

NII = Net investment income (interest income, plus dividend income,

plus other income, less fund expenses).

S = Average daily shares outstanding.

NAV = Net asset value per share on the last day of the period.

Distribution Rate Calculation

The Funds may advertise a non-standardized distribution rate. The distribution rate may be calculated as frequently as daily, based on the latest normal dividend paid. The latest normal dividend is annualized by multiplying the dividend by a factor based on the dividend frequency (12 for monthly or 4 for quarterly). The result is then divided by the higher of the current net asset value or the maximum offering price. For example, a bond fund may pay a monthly dividend of 0.04536. This is multiplied by 12 since it is a monthly dividend. The result, 0.54432, is divided by the offering price of $9.89. That equals a distribution rate of 5.50%.

The distribution rate measures the level of the ordinary income, including short-term capital gains, that is actually paid out to investors. This is different from fund yield, which is a measure of the income earned by a fund's investments, but which may not be directly paid out to investors. Total return measures the income earned, as does the yield, but also measures the effect of any realized or unrealized appreciation or depreciation of the fund's investments.

Calculation of Yield for the Money Market Fund

The yield of the Money Market Fund is its net income expressed as a percentage of assets on an annualized basis for a seven day period. Rule 482 under the Securities Act of 1933 requires that a yield quotation set forth in an advertisement for a money market fund be computed by a standardized method based on an historical seven calendar day period. The current yield is computed by determining the net change (exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and then dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return. The base period return is then multiplied by (365/7) to annualize the yield figure. The determination of net change in account value reflects the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and such additional shares, and any fees that are charged to all shareholder accounts, in proportion to the length of the base period and the Money Market Fund's average account size. The Money Market Fund may also calculate its compound effective yield by compounding the unannualized base period return (calculated as described above) by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one.

The yield quoted by the Money Market Fund at any time represents the amount being earned on a current basis for the indicated period and is a function of the types of instruments in the Money Market Fund's portfolio, their quality and length of maturity, and the Money Market Fund's operating expenses. The length of maturity for the portfolio is the average dollar weighted maturity of the portfolio. In other words, the portfolio has an average maturity for all of its issues, stated in numbers of days and weighted according to the relative value of each investment.

The yield fluctuates daily as the income earned on the investments of the Money Market Fund fluctuates. Accordingly, neither the Series Company nor VALIC can assure the yield quoted on any given occasion will remain constant for any period of time. For example, the Money Market Fund's yield will change if it experiences a net inflow of new assets which it then invests in securities whose yield is higher or lower than that being currently earned on investments. Investments in the Money Market Fund are not insured and investors comparing results of the Money Market Fund with investment results and yields from other sources such as banks or savings and loan associations should understand this distinction. In addition, other money market funds as well as banks and savings and loan associations may calculate their yields on a different basis and the yield quoted by the Money Market Fund from time-to-time could vary upwards or downwards if another method of calculation or base period were used.

Performance Returns As of May 31, 2001
	Inception Date	1 Year	5 Years	10 Years	Since Inception
American Century Income & Growth Fund	12/08/00
Average Annual Total Return		N/A	N/A	N/A	-3.60%	(B)
Portfolio Total Return		N/A	N/A	N/A	-3.21%	(B)
S&P 500 Index		N/A	N/A	N/A	-7.78%	(B)
American Century International Growth Fund	12/08/00
Average Annual Total Return		N/A	N/A	N/A	-16.55%	(B)
Portfolio Total Return		N/A	N/A	N/A	-16.11%	(B)
MSCI EAFE Index		N/A	N/A	N/A	-10.23%	(B)
Asset Allocation Fund	09/06/83
Average Annual Total Return		-2.46%	10.53%	9.39%	N/A
Portfolio Total Return		-1.92%	11.15%	10.10%	N/A
Blended Benchmark (A)		-1.00%	11.76%	11.53%	N/A
Capital Conservation Fund	01/16/86
Average Annual Total Return		13.35%	6.94%	7.52%	N/A
Portfolio Total Return		13.97%	7.54%	8.19%	N/A
Lehman Brothers Aggregate Index		13.11%	7.68%	7.82%	N/A
Core Equity Fund	04/29/94
Average Annual Total Return		-11.62%	7.19%	N/A	13.13%
Portfolio Total Return		-10.85%	8.10%	N/A	14.10%
S&P 500 Index		-10.55%	15.13%	N/A	17.71%
Founders Large Cap Growth Fund	12/08/00
Average Annual Total Return		N/A	N/A	N/A	-25.70%	(B)
Portfolio Total Return		N/A	N/A	N/A	-25.30%	(B)
S&P 500 Index		N/A	N/A	N/A	-7.78%	(B)
Founders/T. Rowe Price Small Cap Fund	12/08/00
Average Annual Total Return		N/A	N/A	N/A	-9.10%	(B)
Portfolio Total Return		N/A	N/A	N/A	-8.68%	(B)
Russell 2000 Index		N/A	N/A	N/A	4.38%	(B)
Government Securities Fund	01/16/86
Average Annual Total Return		12.23%	6.94%	7.23%	N/A
Portfolio Total Return		12.84%	7.54%	7.90%	N/A
Lehman US Government Index		11.79%	7.54%	7.72%	N/A
Growth & Income Fund	04/29/94
Average Annual Total Return		-10.91%	9.90%	N/A	13.30%
Portfolio Total Return		-10.18%	10.78%	N/A	14.23%
S&P 500 Index		-10.55%	15.13%	N/A	17.71%
International Equities Fund	10/02/89
Average Annual Total Return		-19.59%	3.25%	5.46%	N/A
Portfolio Total Return		-19.25%	3.68%	5.94%	N/A
MSCI EAFE Index		-17.46%	3.81%	5.99%	N/A
International Government Bond Fund	10/01/91
Average Annual Total Return		-4.47%	0.17%	N/A	4.87%
Portfolio Total Return		-3.97%	0.72%	N/A	5.32%
Salomon Brothers Non U.S. Govt		-3.63%	0.77%	N/A	5.65%
Blended Index		5.69%	6.56%	N/A	N/A (C)

Performance Returns As of May 31, 2001, continued

	Inception Date	1 Year	5 Years	10 Years	Since Inception
MidCap Index Fund	10/01/91
Average Annual Total Return		10.11%	17.89%	N/A	16.58%
Portfolio Total Return		10.51%	18.34%	N/A	17.07%
S&P MidCap 400 Index		10.92%	18.28%	N/A	17.21%
Money Market Fund	01/16/86
Average Annual Total Return		5.77%	5.22%	4.64%	N/A
Portfolio Total Return		6.36%	5.81%	5.26%	N/A
NYC 30 Day Primary CD Rate		4.43%	4.59%	4.20%	N/A
Nasdaq-100(r) Index Fund	10/01/00
Average Annual Total Return		N/A	N/A	N/A	-49.01%	(B)
Portfolio Total Return		N/A	N/A	N/A	-48.82%	(B)
Nasdaq-100 Index(r)		N/A	N/A	N/A	-49.57%	(B)
Putnam Opportunities Fund	10/01/00
Average Annual Total Return		N/A	N/A	N/A	-35.40%	(B)
Portfolio Total Return		N/A	N/A	N/A	-34.94%	(B)
S&P 500 Index		N/A	N/A	N/A	-11.85%	(B)
Small Cap Index Fund	05/01/92
Average Annual Total Return		5.23%	8.10%	N/A	11.51%
Portfolio Total Return		5.65%	8.53%	N/A	11.99%
Russell 2000 Index		5.69%	7.95%	N/A	12.38%
Social Awareness Fund	10/02/89
Average Annual Total Return		-12.33%	13.98%	13.51%	N/A
Portfolio Total Return		-11.84%	14.61%	14.09%	N/A
S&P 500 Index		-10.55%	15.13%	14.85%	N/A
Stock Index Fund	04/20/87
Average Annual Total Return		-10.87%	14.84%	14.43%	N/A
Portfolio Total Return		-10.59%	15.21%	14.88%	N/A
S&P 500 Index		-10.55%	15.13%	14.85%	N/A
T. Rowe Price Blue Chip Growth Fund	11/01/00
Average Annual Total Return		N/A	N/A	N/A	-14.14%	(B)
Portfolio Total Return		N/A	N/A	N/A	-13.70%	(B)
S&P 500 Index		N/A	N/A	N/A	-11.48%	(B)
T. Rowe Price Health Sciences Fund	11/01/00
Average Annual Total Return		N/A	N/A	N/A	-10.60%	(B)
Portfolio Total Return		N/A	N/A	N/A	-10.03%	(B)
S&P 500 Index		N/A	N/A	N/A	-11.48%	(B)
T. Rowe Price Science & Technology Fund	04/29/94
Average Annual Total Return		-42.24%	8.10%	N/A	18.92%
Portfolio Total Return		-41.64%	9.14%	N/A	20.06%
S&P 500 Index		-10.55%	15.13%	N/A	17.71%

(A) Benchmark for the Asset Allocation Fund consists of 55% S&P 500 Index, 35% Lehman Aggregate (prior to 10/01/00 ML Corp & Gov't Master Index), and 10% NYC 30 Day Primary CD Rate.

(B) Cumulative returns, not annualized. These Funds do not yet have a full year of operations.

(C) The indices in the blended index were not incepted until 12/31/1993 so information from the fund inception is not available.

INVESTMENT RESTRICTIONS

The Funds have each adopted certain fundamental investment restrictions which, unlike the other investment objective(s), policies, and investment program of each Fund, may only be changed for each Fund with the consent of a majority of the outstanding voting securities of the particular Fund. The 1940 Act defines such a majority as the lesser of (1) 67% or more of the voting securities present in person or by proxy at a shareholders' meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of a Fund's outstanding voting securities.

In addition, certain of the Funds have non-fundamental investment restrictions which have been approved by the Series Company's Board of Directors. Non-fundamental investment restrictions and operating policies may be changed by the Board of Directors without shareholder approval.

The fundamental and non-fundamental, investment restrictions of each Fund are listed below. The percentage limitations referenced in some of the restrictions are to be determined at the time of purchase. However, percentage limitations for illiquid securities and borrowings apply at all times. Calculation of each Fund's total assets for compliance with any of the investment restrictions will not include cash collateral held in connection with securities lending activities.

In applying the limitations on investments in any one industry (concentration), the Funds may use industry classifications based, where applicable, on industry classification guides such as Baseline, Bridge Information Systems, Reuters, or S & P Stock Guide, information obtained from Bloomberg L.P. and Moody's International, or Barra, and/ or the prospectus of the issuing company. Further, regarding the securities of one or more issuers conducting their principal business activities in the same industry: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and (d) personal credit and business credit businesses will be considered separate industries.

Fundamental Investment Restrictions

Asset Allocation Fund

Capital Conservation Fund

Government Securities Fund

Growth & Income Fund

International Equities Fund

International Government Bond Fund

MidCap Index Fund

Money Market Fund

Small Cap Index Fund

Social Awareness Fund

Stock Index Fund

Each Fund may not:

  Except for International Government Bond Fund, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. As a matter of operating policy, the Series Company will not consider repurchase agreements subject to the 5% limitation if the collateral underlying the repurchase agreements are U.S. Government securities.

  Issue senior securities except in connection with investments in options and futures contracts; or borrow money except as a temporary measure for extraordinary or emergency purposes (such as to meet redemption requests which might otherwise require the disadvantageous sale of portfolio securities) and then not in excess of 5% of the Fund's total assets. No Fund may mortgage, pledge or hypothecate more than 5% of the value of its total assets, and then only to secure borrowings made under this restriction.

  Acquire more than 3% of the voting securities of any single other investment company or invest more than 10% of (the value of) the Fund's assets in the securities of other investment companies (5% in the case of each such other company). Additionally, investment company securities will only be purchased on the open market or from brokers or dealers receiving customary commissions.

  Acquire real estate or real estate contracts, although a Fund may acquire obligations that are secured by real estate or securities issued by companies investing in real estate, such as real estate investment trusts.

  Underwrite securities of other issuers except where the sale of restricted portfolio securities constitutes an underwriting under the federal securities laws.

  Acquire securities for the purpose of influencing the management of, or exercising control over, the issuer.

  Effect short sales of securities or purchase securities on margin, except in connection with investments in options and futures contracts. Each Fund may use short-term credits when necessary to clear transactions.

  Lend money, except by purchasing debt obligations in which a Fund may invest consistent with its investment objective(s) and policies or by purchasing securities subject to repurchase agreements.

  Purchase or sell commodities (except in connection with investments in options and futures contracts) or invest in oil, gas or mineral exploration programs.

  Make loans to other persons, except that a Fund may lend its portfolio securities to broker-dealers and other financial institutions in an amount up to 30% of the value of the Fund's total assets.

  (Money Market Fund Only) Purchase any security which matures more than 13 months from the date of purchase.

  (Money Market Fund Only) Purchase or sell commodity contracts.

  (Money Market Fund Only) Invest in warrants, or write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

  (Money Market Fund Only) Invest more than 25% of the value of its total assets in the securities of issuers primarily engaged in any one industry, except investments in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities.

  (Asset Allocation Fund, Capital Conservation Fund, Government Securities Fund, Stock Index Fund, International Equities Fund, MidCap Index Fund, Small Cap Index Fund Only) Enter into a financial futures contract (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of its total assets.

  (Asset Allocation Fund, Capital Conservation Fund, Government Securities Fund, Growth & Income Fund, International Government Bond Fund, Social Awareness, Stock Index Fund, International Equities Fund, MidCap Index Fund and Small Cap Index Fund Only) Invest more than 25% of the value of its total assets in the securities of issuers primarily engaged in any one industry.

  (Social Awareness Fund Only) Enter into financial futures contracts (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions at the time such positions were established plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of its total assets.

  (International Government Bond Fund Only) With respect to 50% of its total assets, invest more than 5% of its total assets in securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer. With respect to the remaining 50% of its total assets, invest more than 25% of its total assets in the securities of any one issuer. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  (International Government Bond Fund Only) Enter into a financial futures contract (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of its total assets.

Core Equity Fund

Science & Technology Fund

Each Fund may not:

  Borrow money except that the Funds may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Funds' investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Funds' total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Funds may borrow from banks, or other persons to the extent permitted by applicable law.

  Purchase the securities of any issuer, if, as a result, more than 25% of the value of the Funds' total assets would be invested in the securities of issuers having their principal business activities in the same industry.

  Make loans, although the Funds may (i) lend portfolio securities, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Funds' total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt.

  Purchase a security if, as a result, with respect to 75% of the Funds' total assets, more than 5% of the value of its total assets would be invested in the securities of a single issuer or more than 10% of the outstanding voting securities of any issuer would be held by the Funds, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

  Purchase or sell physical commodities, except that it may enter into futures contracts and options thereon. The Funds do not consider forward foreign currency contracts or hybrid investments to be commodities.

  Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

  Issue senior securities except in compliance with the 1940 Act.

  Underwrite securities issued by other persons, except to the extent that the Funds may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

Blue Chip Growth Fund

Health Sciences Fund (fundamental restrictions 4 through 9 only)

Income & Growth Fund

International Growth Fund

Large Cap Growth Fund

Nasdaq-100(r) Index Fund (fundamental restrictions 4 through 9 only)

Opportunities Fund

Small Cap Fund

Each Fund may not:

  Concentrate its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

  With respect to 75% of its total assets, or as allowed by federal law, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer, provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its political subdivisions.

  With respect to 75% of its total assets, or as allowed by federal law, acquire more than 10% of the voting securities of any issuer.

  Borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowing to no more than 33 1/3% of the value of a Fund's total assets.

  Act as an underwriter of securities issued by others, except to the extent a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities.

  Issue any security which may be senior to a Fund's shares, except as permitted under the 1940 Act and except to the extent that the activities permitted by a Fund's other investment restrictions may be deemed to give rise to a senior security.

  Lend any security or make any other loan if, as a result, more than 33 1/3% of a Fund's total assets would be lent to other parties, except, (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations; or (ii) by engaging in repurchase agreements with respect to portfolio securities.

  Invest in physical commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments, except that a Fund may purchase and sell foreign currency, options, forward contracts, futures contracts (including those relating to indices) options on futures contracts or indices, and other financial instruments, and may invest in securities of issuers which are backed by physical commodities or which invest in physical commodities or such instruments.

  Invest in real estate, real estate mortgage loans or other illiquid interests in real estate, including limited partnership interests therein, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein. A Fund may also invest in readily marketable interests in real estate investment trusts.

Non-Fundamental Investment Restrictions

The following restrictions apply to each Fund unless noted otherwise:

  Control of Companies. Each Fund may not invest in companies for the purpose of exercising management control or influence, except that a Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated thereunder, as amended from time to time, or (iii) an exemption or similar relief from the provisions of the 1940 Act. (See Operating Policies 3, 4 and 5 below for additional information on investment company security investment restrictions.)

  Illiquid Securities. Each Fund may not invest more than 15% (10% for the Money Market Fund) of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days, stripped mortgage securities and inverse floaters, but excluding variable amount master demand notes and liquid Rule 144A securities. This restriction on illiquid securities is applicable at all times.

  Foreign Securities. To the extent consistent with their respective investment objectives, each of the Funds as noted in the Limitation List below may invest in foreign securities. ADRs and U.S. dollar-denominated securities of foreign issuers are excluded from such percentage limitation for each Fund.

  100%

  International Equities Fund

  International Government Bond Fund

  International Growth Fund

  35%

  Asset Allocation Fund

  Core Equity Fund

  Growth & Income Fund

  Health Sciences Fund

  Income & Growth Fund

  MidCap Index Fund

  Nasdaq-100(r) Index Fund

  Putnam Opportunities Fund

  Small Cap Index Fund

  Stock Index Fund

  30%

  Large Cap Growth Fund

  Science & Technology Fund

  Small Cap Fund

  20%

  Blue Chip Growth Fund

  Capital Conservation Fund

  Government Securities Fund

  Money Market Fund (payable in U.S. Dollars)

  Socially Responsible Fund

  Margin. Each Fund may not purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

  Investment Companies. Each Fund may invest in securities issued by other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. (See Operating Policies 3,4 and 5 below for additional information on investment company security investment restrictions.)

Operating Policies

  Asset-Backed Securities. A Fund will only invest in fixed-income asset-backed securities rated, at the time of purchase, in the same quality range as its other permissible investments.

  Single Investment Companies. Unless otherwise permitted by the 1940 Act, no Fund other than Blue Chip Growth Fund, Health Sciences Fund, Science & Technology and the portion of Small Cap Fund sub-advised by T. Rowe Price may invest more than 5% of total assets in a single investment company.

  Total Investment Company Investment. Unless otherwise permitted by the 1940 Act, no Fund other than Blue Chip Growth Fund, Health Sciences Fund, Science & Technology and the portion of Small Cap Fund sub-advised by T. Rowe Price may invest more than 10% of total assets in investment company securities.

  Single Investment Company Voting Securities. Unless otherwise permitted by the 1940 Act, no Fund other than Blue Chip Growth Fund, Health Sciences Fund, Science & Technology and the portion of Small Cap Fund sub-advised by T. Rowe Price may invest more than 3% of total assets in the voting securities of a single investment company.

  Certificates of Deposit and Bankers Acceptances. The Funds limit investments in U.S. certificates of deposit and bankers acceptances to obligations of U.S. banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or where deposits are insured by the Federal Deposit Insurance Corporation. A Fund may also invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

  Futures Contracts - Initial Margin Deposits. To the extent that a Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margins and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

  Purchasing on Margin and Short Sales. Blue Chip Growth Fund, Core Equity Fund, Health Sciences Fund, Large Cap Growth Fund, Nasdaq-100(r) Index Fund, Science & Technology Fund and Small Cap Fund. Each Fund may not purchase securities on margin or effect short sales of securities, except in connection with investments in options and futures contracts. Short-term credits may be used when necessary to clear transactions, and margin deposits may be made in connection with forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and to the extent necessary to effect transactions in foreign jurisdictions.

Blue Chip Growth Fund, Health Sciences Fund, Science & Technology Fund, and Small Cap Fund

As noted in the prospectus, T. Rowe Price Associates, Inc. ("T. Rowe Price") is the Sub-Adviser for the Blue Chip Growth Fund, Health Sciences Fund, Science & Technology Fund, and a portion of the assets of the Small Cap Fund. T. Rowe Price offers a diversified and cost-effective investment vehicle for the cash reserves of client accounts. Therefore, T. Rowe Price may choose to invest any available cash reserves in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other T. Rowe Price clients. Currently, two such money market funds are in operation -- T. Rowe Price Reserve Investment Fund ("RIF") and T. Rowe Price Government Reserve Investment Fund ("GRF"), each a series of the T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29, 1997).

As noted in the operating policies above, the Funds sub-advised by T. Rowe Price may invest up to 25% of total assets in the RIF. RIF and GRF must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government backed securities, primarily U.S. Treasuries and repurchase agreements thereon. The funds do not pay an advisory fee to the Investment Manager at T. Rowe Price, but will incur other expenses. However, RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The Funds will only invest in RIF or GRF to the extent it is consistent with their objectives and programs. RIF and GRF are neither insured nor guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.

INVESTMENT PRACTICES

Adjustable Rate Securities

Each of the Funds may invest in adjustable rate money market securities. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 13 months or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 30 days or less, or (2) at specified intervals, not exceeding 13 months, and upon 30 days' notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

Floating rate instruments (generally corporate notes, bank notes, or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

American Depositary Receipts ("ADRs")

ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Generally, ADRs are in registered form. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. This limits the Funds' exposure to foreign exchange risk. All of the Funds, except Money Market, may purchase ADRs.

Asset-Backed Securities

Each of the Funds may invest in asset-backed securities (unrelated to first mortgage loans) that represent fractional interests in pools of retail installment loans, both secured (such as certificates for automobile receivables) and unsecured, and leases, or revolving credit receivables both secured and unsecured (such as credit card receivable securities). These assets are generally held by a trust and payments of principal and interest, or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying loans, leases, or receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying loans, leases or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective(s) and policies, a Fund may invest in other asset-backed securities that may be developed in the future.

Bank Obligations

Each Fund may invest in bank obligations. Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 10% of its net assets (15% in the case of Core Equity Fund, Growth & Income Fund, Science & Technology Fund and Small Cap Fund) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

The Funds limit investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. A Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

The Funds limit investments in foreign bank obligations to United States dollar- or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of VALIC or a Sub-Adviser, are of an investment quality comparable to obligations of United States banks in which the Funds may invest. The Government Securities Fund may invest in the same types of bank obligations as the other Funds, but they must be U.S. dollar-denominated. Subject to a Fund's limitation on concentration in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibility that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Convertible Securities

The Asset Allocation Fund, Blue Chip Growth Fund, Capital Conservation Fund, Core Equity Fund, Growth & Income Fund, Health Sciences, Income & Growth Fund, International Growth Fund, International Equities Fund, Science and Technology Fund, Small Cap Fund and Social Awareness Fund may invest in convertible securities of foreign or domestic issues. A convertible security is a security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock, or sell it to a third party. Thus, a Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund's ability to achieve its investment objectives.

Emerging Markets

Investments in companies domiciled in emerging market countries may be subject to additional risks. Specifically, volatile social, political and economic conditions may expose investments in emerging or developing markets to economic structures that are generally less diverse and mature. Emerging market countries may have less stable political systems than those of more developed countries. As a result, it is possible that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Another risk is that the small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. If a Fund's securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

A further risk is that the existence of national policies may restrict a Fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. Also, some emerging market countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

Euro Conversion

Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal, and Spain are members of the European Economic and Monetary Union (the "EMU"). The EMU has established a common European currency for participating countries which is known as the "euro." Each participating country supplemented its existing currency with the euro on January 1, 1999, and will replace its existing currency with the euro on July 1, 2002. Any other European country which is a member of the EMU may elect to participate in the EMU and may supplement its existing currency with the euro.

The ongoing introduction of the euro presents unique risks and uncertainties, including whether the payment and operational systems of banks and other financial institutions will function properly; how outstanding financial contracts will be treated; the establishment of exchange rates for existing currencies and the euro; and the creation of suitable clearing and settlement systems for the euro. These and other factors could cause market disruptions and could adversely affect the value of securities held by certain of the Funds.

Eurodollar Obligations

All Funds, in accordance with their investment objective(s), policies, and investment program, may invest in Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit. A Eurodollar obligation is a security denominated in U.S. dollars and originated principally in Europe, giving rise to the term Eurodollar.

Such securities are not registered with the Securities and Exchange Commission ("SEC") and generally may only be sold to U.S. investors after the initial offering and cooling-off periods. The market for Eurodollar securities is dominated by foreign-based investors and the primary trading market for these securities is London.

Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit, are principally obligations of foreign branches of U.S. banks. These instruments represent the loan of funds actually on deposit in the U.S. The Series Company believes that the U.S. bank would be liable in the event that its foreign branch failed to pay on its U.S. dollar denominated obligations. Nevertheless, the assets supporting the liability could be expropriated or otherwise restricted if located outside the U.S. Exchange controls, taxes, or political and economic developments also could affect liquidity or repayment. Due to possibly conflicting laws or regulations, the foreign branch of the U.S. bank could maintain and prevail that the liability is solely its own, thus exposing a Fund to a possible loss. Such U.S. dollar denominated obligations of foreign branches of Federal Deposit Insurance Corporation ("FDIC") member U.S. banks are not covered by the usual $100,000 of FDIC insurance if they are payable only at an office of such a bank located outside the U.S., Puerto Rico, Guam, American Samoa, and the Virgin Islands.

Moreover, there may be less publicly available information about foreign issuers whose securities are not registered with the SEC and such foreign issuers may not be subject to the accounting, auditing, and financial reporting standards applicable to issuers registered domestically. In addition, foreign issuers, stock exchanges, and brokers generally are subject to less government regulation. There are, however, no risks of currency fluctuation since the obligations are U.S. dollar denominated.

All Funds also may purchase and sell Eurodollar futures contracts, which enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked.

Fixed Income Securities

Debt securities are considered high-quality if they are rated at least Aa by Moody's or its equivalent by any other NRSRO or, if unrated, are determined to be of equivalent investment quality. High-quality debt securities are considered to have a very strong capacity to pay principal and interest. Debt securities are considered investment grade if they are rated, for example, at least Baa3 by Moody's or BBB- by S&P or their equivalent by any other NRSRO or, if not rated, are determined to be of equivalent investment quality. Investment grade debt securities are regarded as having an adequate capacity to pay principal and interest. Lower-medium and lower-quality securities rated, for example, Ba and B by Moody's or its equivalent by any other NRSRO are regarded on balance as high risk and predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The Adviser or Sub-Advisers will not necessarily dispose of an investment grade security that has been downgraded to below investment grade. See the section below regarding "Description of Corporate Bond Ratings" for a description of each rating category and a more complete description of lower- medium and lower-quality debt securities and their risks.

The maturity of debt securities may be considered long (ten plus years), intermediate (one to ten years), or short-term (thirteen months or less). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

Foreign Securities

All Funds may invest in foreign securities. The Capital Conservation Fund focuses on foreign bonds that are of the same quality as other bonds purchased by the Fund. The Government Securities Fund focuses on high-quality foreign government securities and high-quality money market securities payable in U.S. dollars. The MidCap
Index Fund, Small Cap Index Fund and Stock Index Fund focus on the foreign securities included in their respective indices.

A foreign security includes corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. A foreign security is a security issued by an entity domiciled or incorporated outside of the United States.

In addition, all the Funds, except the Government Securities Fund and the Money Market Fund, may invest in non-U.S. dollar-denominated foreign securities, in accordance with their specific investment objective(s), investment programs, policies, and restrictions. Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. Foreign securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign securities may be higher than those for domestic investments. Accounting, auditing, financial reporting and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Non-U.S. dollar-denominated foreign securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Fund may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.

Money Market Securities of Foreign Issuers

Each Fund, except Money Market, may also, in accordance with its specific investment objective(s) and investment program, policies and restrictions purchase U.S. dollar-denominated money market securities of foreign issuers. Such money market securities may be registered domestically and traded on domestic exchanges or in the over-the-counter market (e.g., Yankee securities) or may be (1) registered abroad and traded exclusively in foreign markets or (2) registered domestically and issued in foreign markets (e.g., Eurodollar securities).

Foreign money market instruments utilized by the Funds will be limited to: (i) obligations of, or guaranteed by, a foreign government, its agencies or instrumentalities; (ii) certificates of deposit, bankers' acceptances, short-term notes, negotiable time deposits and other obligations of the ten largest banks in each foreign country, measured in terms of net assets; and (iii) other short-term unsecured corporate obligations (usually 1 to 270 day commercial paper) of foreign companies. For temporary purposes or in light of adverse foreign political or economic conditions, the Funds may invest in short- term high quality foreign money market securities without limitation.

Foreign Currency Exchange Transactions and Forward Contracts

All of the Funds, except Government Securities and Money Market, may purchase forward foreign currency exchange contracts to protect against a decline in the value of the U.S. dollar. A Fund may conduct foreign currency transactions on a spot basis (i.e., cash) or forward basis (i.e., by entering into forward currency exchange contracts, currency options and futures transactions to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such transactions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.

Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually larger commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following summarizes the principal currency management strategies involving forward contracts. A Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

  Settlement Hedges or Transaction Hedges. When the Adviser or Sub-Adviser(s) wish to lock in the U.S. dollar price of a foreign currency denominated security when a Fund is purchasing or selling the security, the Fund may enter into a forward contract. This type of currency transaction, often called a "settlement hedge" or "transaction hedge," protects the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received (i.e., "settled). Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Adviser or Sub-Adviser(s). This strategy is often referred to as "anticipatory hedging."

  Position Hedges. When the Adviser or Sub-Adviser(s) believe that the currency of a particular foreign country may suffer substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. This use of a forward contract is sometimes referred to as a "position hedge." For example, if a Fund owned securities denominated in Euros, it could enter into a forward contract to sell Euros in return for U.S. dollars to hedge against possible declines in the Euro's value. This hedge would tend to offset both positive and negative currency fluctuations, but would not tend to offset changes in security values caused by other factors.

A Fund could also hedge the position by entering into a forward contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge, often called a "proxy hedge," could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple position hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The precise matching of forward contracts in the amounts and values of securities involved generally would not be possible because the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the Adviser or Sub-Adviser(s) each believe that it is important to have flexibility to enter into such forward contracts when they determine that a Fund's best interests may be served.

At the maturity of the forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the Fund is obligated to deliver.

Shifting Currency Exposure: A Fund may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency, or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency. For example, if the Adviser or Sub-Adviser(s) believed that the U.S. dollar may suffer a substantial decline against the Euro, they could enter into a forward contract to purchase Euros for a fixed amount of U.S. dollars. This transaction would protect against losses resulting from a decline in the value of the U.S. dollar, but would cause the Fund to assume the risk of fluctuations in the value of the Euro.

Successful use of currency management strategies will depend on the Fund management team's skill in analyzing currency values. Currency management strategies may substantially change a Fund's investment exposure to changes in currency rates and could result in losses to a fund if currencies do not perform as the Adviser or Sub-Adviser(s) anticipate. For example, if a currency's value rose at a time when the Adviser or Sub-Adviser(s) hedged a Fund by selling the currency in exchange for U.S. dollars, the Fund would not participate in the currency's appreciation. Similarly, if the Adviser or Sub-Adviser(s) increase a Fund's exposure to a currency and that currency's value declines, the Fund will sustain a loss. There is no assurance that the use of foreign currency management strategies will be advantageous to a Fund or that the Adviser or Sub-Adviser(s) will hedge at appropriate times.

The Funds will cover outstanding forward contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges, settlement hedges and anticipatory hedges.

Illiquid Securities

Pursuant to their investment restrictions, the Funds may invest a limited percentage of assets in securities or other investments that are illiquid or not readily marketable (including repurchase agreements with maturities exceeding seven days). Securities received as a result of a corporate reorganization or similar transaction affecting readily-marketable securities already held in the portfolio of a Fund will not be considered securities or other investments that are not readily marketable. However, the Funds will attempt, in an orderly fashion, to dispose of any securities received under these circumstances, to the extent that such securities are considered not readily marketable, and together with other illiquid securities, exceed the percentage of the value of a Fund's net assets as shown in the non-fundamental investment restrictions.

Lending Portfolio Securities

For purposes of realizing additional income, each Fund may make secured loans of its portfolio securities as shown in the fundamental investment restrictions. Securities loans are made to broker-dealers and other financial institutions approved by State Street Bank and Trust Company ("State Street" or "Custodian"), custodian to the Funds and pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the loaned securities marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as permitted by interpretations or rules of the SEC. While the securities are on loan, the Funds will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower.

Any loan of portfolio securities by any Fund will be callable at any time by the lending Fund upon notice of five business days. When voting or consent rights which accompany loaned securities pass to the borrower, the lending Fund will call the loan, in whole or in part as appropriate, to permit the exercise of such rights if the matters involved would have a material effect on that Fund's investment in the securities being loaned. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the lending Fund will be permitted to use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in receiving additional collateral or in the recovery of the securities or, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only when State Street considers the borrowing broker-dealers or financial institutions to be creditworthy and of good standing and the interest earned from such loans to justify the attendant risks. On termination of the loan, the borrower will be required to return the securities to the lending Fund. Any gain or loss in the market price during the loan would inure to the lending Fund. The lending Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan of its securities.

Loan Participations

Loan participations are debt obligations of corporations and are usually purchased from major money center banks, selected regional banks, and major foreign banks with branches in the U.S. which are regulated by the Federal Reserve System or appropriate state regulatory authorities. VALIC and the Sub-Advisers believe that the credit standards imposed by such banks are comparable to the standards such banks use in connection with loans originated by them and in which they intend to maintain a full interest. The financial institutions offering loan participations do not guarantee principal or interest on the loan participations which they offer. VALIC and the Sub-Advisers will not purchase such securities for the Funds unless they believe that the collateral underlying the corporate loans is adequate and the corporation will be able, in a timely fashion, to pay scheduled interest and principal amounts.

Lower Rated Debt Securities

Issuers of lower rated or non-rated securities ("high yield" securities, commonly known as "junk bonds") may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

Lower rated securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, a Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to a Fund and dividends to shareholders.

A Fund may have difficulty disposing of certain lower rated securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower rated securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower rated securities are likely to adversely affect a Fund's net asset value. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

Finally, there are risks involved in applying credit ratings as a method for evaluating lower rated fixed income securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market risks involved in lower rated fixed income securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, VALIC or a Sub-Adviser will monitor the issuers of lower rated fixed income securities in a Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the debt securities' liquidity within the parameters of the Fund's investment policies. VALIC and the Sub-Advisers will not necessarily dispose of a portfolio security when its ratings have been changed.

Mortgage-Related Securities

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See "Mortgage Pass-Through Securities." The Asset Allocation Fund, Capital Conservation Fund and Government Securities Fund may also invest in fixed income securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. Blue Chip Growth Fund, Health Sciences Fund and the Science & Technology Fund may not invest in mortgage-related securities.

Mortgage Pass-Through Securities

Interests in pools of mortgage-related securities differ from other forms of fixed income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

The principal governmental guarantor of mortgage-related securities are GNMA, Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Series Company's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Certain Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, VALIC or a Sub-Adviser determines that the securities meet the Series Company's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds' industry concentration restrictions, set forth above under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)

A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

Commercial Mortgage-Backed Securities

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities

Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or fixed income securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals

CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities -- Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Stripped Mortgage-Backed Securities (SMBS)

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Mortgage Dollar Rolls

The Asset Allocation Fund, Capital Conservation Fund and Government Securities Fund may invest in mortgage dollar rolls. In a "dollar roll" transaction, a Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. The dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received must be within 1.0% of the initial amount delivered.

A Fund's obligations under a dollar roll agreement may be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. To the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds' limitations on borrowings. Dollar roll transactions for terms exceeding three months may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities.

Options and Futures Contracts

Options on Securities and Securities Indices

Each Fund, other than the Money Market Fund, may write covered call and put options on securities and securities indices. As a matter of operating policy, the Growth & Income Fund will only write covered call options on securities. The International Equities Fund and the International Government Bond Fund may also write covered call and put options on foreign currencies that correlate with the Fund's portfolio of foreign securities. A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security or currency at a fixed or determinable price (called the exercise or "strike" price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security or currency at a fixed or determinable price upon exercise of the option.

To "cover" a call option written, a Fund may, for example, identify and have available for sale the specific portfolio security, group of securities, or foreign currency to which the option relates. To cover a put option written, a Fund may, for example, establish a segregated asset account with its custodian containing cash or liquid assets that, when added to amounts deposited with its broker or futures commission merchant ("FCM") as margin, equals the market value of the instruments underlying the put option written.

Each of these Funds may write options on securities and securities indices and the International Equities Fund and the International Government Bond Fund may write options on currencies for the purpose of increasing the Funds' return on such securities or its entire portfolio of securities or to protect the value of the entire portfolio. Such investment strategies will not be used for speculation. If a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium received for the option, which will increase its gross income. If the price of the underlying security or currency moves adversely to the Fund's position, the option may be exercised and the Fund, as the writer of the option, will be required to sell or purchase the underlying security or currency at a disadvantageous price, which may only be partially offset by the amount of premium received.

Options on stock indices are similar to options on stock, except that all settlements are made in cash rather than by delivery of stock, and gains or losses depend on price movements in the stock market generally (or in a particular industry or segment of the market represented by the index) rather than price movements of individual stocks. When a Fund writes an option on a securities index, and the underlying index moves adversely to the Fund's position, the option may be exercised. Upon such exercise, the Fund, as the writer of the option, will be required to pay in cash an amount equal to the difference between the exercise settlement value of the underlying index and the exercise price of the option, multiplied by a specified index "multiplier."

Call or put options on a stock index may be written at an exercise or "strike" price which is either below or above the current value of the index. If the exercise price at the time of writing the option is below the current value of the index for a call option or above the current value of the index for a put option the option is considered to be "in the money." In such a case, the Fund will cover such options written by segregating with its custodian or pledging to its commodity broker as collateral cash, U.S. Government or other high-grade, short-term debt obligations equal in value to the amount by which the option written is in the money, times the multiplier, times the number of contracts.

Stock indices for which options are currently traded include the S&P 500 Index, Value Line Index, National OTC Index, Major Market Index, Computer Technology Index, Oil Index, NYSE Options Index, Technology Index, Gold/Silver Index, Institutional Index and NYSE Beta Index. The Funds may also use options on such other indices as may now or in the future be available.

Each Fund, except the Money Market Fund, may also purchase put or call options on securities and securities indices in order to (i) hedge against anticipated changes in interest rates or stock prices that may adversely affect the prices of securities that the Fund intends to purchase at a later date, (ii) hedge its investments against an anticipated decline in value, or (iii) attempt to reduce the risk of missing a market or industry segment advance. As a matter of operating policy, the Growth & Income Fund will only purchase call options on securities to close out open positions for covered call options it has written. The International Equities Fund and the International Government Bond Fund also may purchase put options on foreign currencies that correlate with the Fund's portfolio securities in order to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Fund's securities are denominated and may purchase call options on foreign currencies that correlate with its portfolio securities to take advantage of anticipated increases in exchange rates. In the event that the anticipated changes in interest rates, stock prices, or exchange rates occur, the Fund may be able to offset the resulting adverse effect on the Fund, in whole or in part, through the options purchased.

The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security, securities index, or currency changes sufficiently, the option may expire without value to the Fund. To close option positions purchased by the Funds, the Funds may sell put or call options identical to options previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option purchased.

Options used by the Funds may be traded on the national securities exchanges or in the over-the-counter market. Only the Capital Conservation Fund, the Government Securities Fund, the International Equities Fund, the International Government Bond Fund and the Science and Technology Fund may use over-the-counter options. Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be more difficult to enter into closing transactions with respect to options traded over-the-counter. In this regard, the Funds may enter into contracts with the primary dealers with whom they write over-the-counter options. The contracts will provide that each Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value of such option, as determined in good faith through negotiations between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by each Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which each Fund can repurchase the option at any time. The Funds have established standards of creditworthiness for these primary dealers.

Writing Covered Call and Put Options and Purchasing Call and Put Options

All of the Funds, except the Money Market Fund, may write exchange-traded covered call and put options on or relating to specific securities in order to earn additional income or, in the case of a call written, to minimize or hedge against anticipated declines in the value of the Fund's securities. As a matter of operating policy, the Core Equity Fund, the Science & Technology Fund and the Small Cap Fund will not write a covered option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of that Fund's net assets. The Growth & Income Fund as a matter of operating policy will only write covered call options on securities. The International Equities Fund and the International Government Bond Fund may also write covered call and put options on foreign currencies that correlate with its portfolio securities in order to earn additional income or in the case of call options written to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Fund's securities are denominated. To "cover" an option means, for example, to identify and make available for sale the specific portfolio security or foreign currency to which the option relates. Through the writing of a covered call option a Fund receives premium income but obligates itself to sell to the purchaser of such an option the particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of the market value of the security or the exchange rate for the foreign currency during this period. Through the writing of a covered put option a Fund receives premium income but obligates itself to purchase a particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of market value or exchange rate during the option period.

The Funds, in accordance with their investment objective(s) and investment programs, may also write exchange-traded covered call and put options on stock indices and may purchase call and put options on stock indices that correlate with the Fund's portfolio securities. These Funds may engage in such transactions for the same purposes as they may engage in such transactions with respect to individual portfolio securities or foreign currencies; that is, to generate additional income or as a hedging technique to minimize anticipated declines in the value of the Fund's portfolio securities or the exchange rate of the securities in which the Fund invested. In economic effect, a stock index call or put option is similar to an option on a particular security, except that the value of the option depends on the weighted value of the group of securities comprising the index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security.

Each Fund, other than the Money Market Fund, may also purchase exchange-traded call and put options with respect to securities and stock indices that correlate with that Fund's particular portfolio securities. As a matter of operating policy, the Growth & Income Fund will only purchase call options on securities to close out open positions for covered call options written by it. The International Equities Fund and the International Government Bond Fund may also purchase call and put options on foreign currencies that correlate with the currencies in which the Fund's securities are denominated.

A Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its portfolio securities or currencies. As the holder of a put option with respect to individual securities or currencies, the Fund has the right to sell the securities or currencies underlying the options and to receive a cash payment at the exercise price at any time during the option period. As the holder of a put option on an index, a Fund has the right to receive, upon exercise of the option, a cash payment equal to a multiple of any excess of the strike price specified by the option over the value of the index.

A Fund may purchase call options on individual securities, currencies or stock indices in order to take advantage of anticipated increases in the price of those securities or currencies by purchasing the right to acquire the securities or currencies underlying the option or, with respect to options on indices, to receive income equal to the value of such index over the strike price. As the holder of a call option with respect to individual securities or currencies, a Fund obtains the right to purchase the underlying securities or currencies at the exercise price at any time during the option period. As the holder of a call option on a stock index, a Fund obtains the right to receive, upon exercise of the option, a cash payment equal to the multiple of any excess of the value of the index on the exercise date over the strike price specified in the option.

Unlisted options may be used by the Capital Conservation Fund, the Government Securities Fund, the International Equities Fund, the International Government Bond Fund, the Science & Technology Fund and the Small Cap Fund. Such options are not traded on an exchange and may not be as actively traded as listed securities, making the valuation of these securities more difficult. In addition, an unlisted option entails a risk not found in connection with listed options that the party on the other side of the option transaction will default. This may make it impossible to close out an unlisted option position in some cases, and profits may be lost thereby. Such unlisted, over-the-counter options, unless otherwise indicated, will be considered illiquid securities. The Funds will engage in such transactions only with firms of sufficient credit to minimize these risks. In instances in which a Fund has entered into agreements with primary dealers with respect to the unlisted, over-the-counter options it has written, and such agreements would enable the Fund to have an absolute right to repurchase, at a pre-established formula price, the over-the-counter options written by it, the Fund will treat as illiquid only the amount equal to the formula price described above less the amount by which the option is "in-the-money."

Although these investment practices will be used to generate additional income and to attempt to reduce the effect of any adverse price movement in the securities or currencies subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar funds which do not engage in such activities. These risks include the following: writing covered call options -- the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities or currencies above the exercise price; writing covered put options -- the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or currencies or to make a cash settlement on the stock index at prices which may not reflect current market values or exchange rates; and purchasing put and call options -- possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale (writing) of stock index options will depend upon the extent to which price movements in the portion of a Fund's portfolio being hedged correlate with price movements in the selected stock index. Perfect correlation may not be possible because the securities held or to be acquired by a Fund may not exactly match the composition of the stock index on which options are purchased or written. If the forecasts of VALIC regarding movements in securities prices, currencies or interest rates are incorrect, a Fund's investment results may have been better without the hedge.

Financial Futures Contracts

Each Fund, except the Money Market Fund, in accordance with its investment objective(s), investment program, policies, and restrictions may purchase and sell exchange-traded financial futures contracts as a hedge to protect against anticipated changes in prevailing interest rates, overall stock prices or currency rates, or to efficiently and in a less costly manner implement either increases or decreases in exposure to the equity or bond markets. The Funds may also write covered call options and purchase put and call options on financial futures contracts for the same purposes or to earn additional income. Blue Chip Growth Fund, Core Equity Fund, Growth & Income Fund, Health Sciences, Science & Technology Fund and Small Cap Fund may also write covered put options on stock index futures contracts. Blue Chip Growth Fund, Health Sciences Fund, International Equities Fund, International Government Bond Fund and Science & Technology Fund may utilize currency futures contracts and both listed and unlisted financial futures contracts and options thereon.

Financial futures contracts consist of interest rate futures contracts, single stock futures contracts, stock index futures contracts, and currency futures contracts. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A single stock futures contract is based on a single stock. A stock index futures contract is similar in economic effect, except that rather than being based on specific securities, it is based on a specified index of stocks and not the stocks themselves. A currency futures contract is a contract to buy or sell a specific foreign currency at a future time for a fixed price.

An interest rate futures contract binds the seller to deliver to the purchaser on a specified future date a specified quantity of one of several listed financial instruments, against payment of a settlement price specified in the contract. A public market currently exists for futures contracts covering a number of indices as well as financial instruments and foreign currencies, including: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

Single stock futures contracts or stock index futures contracts bind purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a single stock or a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the stock or index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the stock or index. Single stock futures are due to start trading in the U.S. on December 21, 2001. A public market currently exists for stock index futures contracts based on the S&P 500 Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly-traded futures contracts, and the Funds may use any of these, which are appropriate, in its hedging strategies.

A financial futures contract is an agreement to buy or sell a security (or deliver a final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery of a specified security) for a set price in the future. Exchange-traded futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Unlisted financial futures contracts, which may be purchased or sold only by the International Equities Fund and the International Government Bond Fund, like unlisted options, are not traded on an exchange and, generally, are not as actively traded as listed futures contracts or listed securities. Such financial futures contracts generally do not have the following elements: standardized contract terms, margin requirements relating to price movements, clearing organizations that guarantee counter-party performance, open and competitive trading in centralized markets, and public price dissemination. These elements in listed instruments serve to facilitate their trading and accurate valuation. As a result, the accurate valuation of unlisted financial futures contracts may be difficult. In addition, it may be difficult or even impossible, in some cases, to close out an unlisted financial futures contract, which may, in turn, result in significant losses to the Fund. Such unlisted financial futures contracts will be considered by the Fund to be illiquid securities and together with other illiquid securities will be limited to no more than 10% (15% in the case of the Core Equity Fund, the Growth & Income Fund, the Science & Technology Fund and the Small Cap Fund) of the value of such Fund's total assets. In making such determination, the value of unlisted financial futures contracts will be based upon the "face amount" of such contracts. The International Equities Fund and the International Government Bond Fund will engage in such transactions only with securities firms having sufficient credit or other resources to minimize certain of these risks.

When financial futures contracts are entered into by a Fund or subadviser, either as the purchaser or the seller of such contracts, the Fund is required to deposit with its custodian or subadviser or other broker-dealer in a segregated account in the name of the FCM an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margins for financial futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's initial margin on a financial futures contract represents a good faith deposit securing the customer's contractual obligations under the financial futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the financial futures contract is terminated. In addition, subsequent payments to and from the FCM, called "variation margin," are made on a daily basis as the price of the underlying security, stock index, or currency fluctuates, reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as "marking to market."

A Fund, as an internal operating policy, may not hold financial futures contracts in an amount greater than 33% of the Fund's net assets. A Fund may not adhere to this internal operating policy in circumstances where the Fund is required to invest a large cash infusion.

Financial futures contracts generally are not entered into to acquire the underlying asset and generally are not held to term. Prior to the contract settlement date, the Funds will normally close all futures positions by entering into an offsetting transaction which operates to cancel the position held, and which usually results in a profit or loss.

Options on Financial Futures Contracts

For bona fide hedging purposes, each Fund, except the Money Market Fund, may also purchase call and put options on financial futures contracts and write call options on financial futures contracts of the type which the particular Fund is authorized to enter into. Except for options on currency futures contracts used by the International Equities Fund and the International Government Bond Fund, options on financial future contracts used by the Funds are traded on exchanges that are licensed and regulated by the CFTC. A call option on a financial futures contract gives the purchaser the right in return for the premium paid, to purchase a financial futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a financial futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

Unlike entering into financial futures contracts, purchasing options on financial futures contracts allows a Fund to decline to exercise the option, thereby avoiding any loss beyond foregoing the purchase price (or "premium") paid for the options. Therefore, the purchase of options on financial futures contracts may be a preferable hedging strategy when a Fund desires maximum flexibility. Whether, in order to achieve a particular objective, a Fund enters into a financial futures contract, on the one hand, or an option contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such financial futures and options contracts. Also, the Funds will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

Certain Additional Risks of Options and Financial Futures Contracts

The use of options and financial futures contracts may entail the following risks. First, although such instruments when used by the Funds are intended to correlate with the Funds' portfolio securities or currencies, in many cases the options or financial futures contracts used may be based on securities, currencies, or stock indices the components of which are not identical to the portfolio securities owned or intended to be acquired by the Funds. Second, due to supply and demand imbalances and other market factors, the price movements of financial futures contracts, options thereon, currency options, and stock index options may not necessarily correspond exactly to the price movements of the securities, currencies, or stock indices on which such instruments are based. Accordingly, there is a risk that a Fund's transactions in those instruments will not in fact offset the impact on the Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Fund which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund.

To some extent, these risks can be minimized by careful management of hedging activities. For example, where price movements in a financial futures or option contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by a Fund, it may, in order to compensate for this difference, use an amount of financial futures or option contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a financial futures or option contract is anticipated to be more volatile, a Fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

The risk that the hedging technique used will not actually or entirely offset an adverse change in a Fund's portfolio securities is particularly relevant to financial futures contracts and options written on stock indices and currencies. A Fund, in entering into a futures purchase contract, potentially could lose any or all of the contract's settlement price. In entering into a futures sale contract, a Fund could potentially lose a sum equal to the excess of the contract's value (marked to market daily) over the contract's settlement price. In writing options on stock indices or currencies a Fund could potentially lose a sum equal to the excess of the value of the index or currency (marked to market daily) over the exercise price. In addition, because financial futures contracts require delivery at a future date of either a specified security or currency, or an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying security or currency or index and the potential cost of settlement to a Fund. A small increase or decrease in the value of the underlying security or currency or stock index can, therefore, result in a much greater increase or decrease in the cost to the Fund.

Stock index call options written also pose another risk as hedging tools. Because exercises of stock index options are settled in cash, there is an inherent timing risk that the value of a Fund's portfolio securities "covering" a stock index call option written by it may decline during the time between exercise of the option by the option holder and notice to the Fund of such exercise (usually one day or more) thereby requiring the Fund to use additional assets to settle the transaction. This risk is not present in the case of covered call options on individual securities, which are settled by delivery of the actual securities.

There are also special risks in using currency options including the following: (i) settlement of such options must occur in the country issuing the currency in conformity with foreign regulations for such delivery, including the possible imposition of additional costs and taxes, (ii) no systematic reporting of "last sale" information for foreign currencies, and (iii) the need to use "odd lot" transactions for underlying currencies at prices less favorable than those for "round lot" transactions.

Although the Funds intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when a Fund seeks to "close out" (i.e. terminate) a particular financial futures contract or option position. This is particularly relevant for over-the-counter options and financial futures contracts, as previously noted. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures and options exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. Exercise of options could also be restricted or delayed because of regulatory restrictions or other factors. A Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a hedge position. Nevertheless, in some cases, a Fund may experience losses as a result of such inability. Therefore, it may have to liquidate other more advantageous investments to meet its cash needs.

In addition, FCMs or brokers in certain circumstances will have access to a Fund's assets posted as margin in connection with these transactions as permitted under the 1940 Act. See "Other Information, Custody of Assets" in this Statement of Additional Information. The Funds will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker's insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time a Fund could effect such recovery.

The success of a Fund in using hedging techniques depends, among other things, on VALIC's ability to predict the direction and volatility of price movements in both the futures and options markets as well as the securities markets and on VALIC's ability to select the proper type, time, and duration of hedges. There can be no assurance that these techniques will produce their intended results. VALIC and the Sub-Advisers will not speculate. However, purchasing futures to efficiently invest cash may be considered more risky than to invest the cash in equities over time. Hedging transactions also, of course, may be more, rather than less, favorable to a Fund than originally anticipated.

Limitations

No Fund will enter into any financial futures contract or purchase any option thereon if immediately thereafter the total amount of its assets required to be on deposit as initial margin to secure its obligations under financial futures contracts, plus the amount of premiums paid by it for outstanding options to purchase futures contracts, exceeds 5% of the market value of its net assets; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. This is a policy of each Fund that is permitted to use options and financial futures contracts.

In addition, each Fund has an operating policy which provides that it will not enter into financial futures contracts or write put or call options with respect to financial futures contracts unless such transactions are either "covered" or subject to segregation requirements considered appropriate by the SEC staff. Further, each Fund has an operating policy which provides that it will not enter into custodial arrangements with respect to initial or variation margin deposits or marked-to-market amounts unless the custody of such initial and variation margin deposits and marked-to-market amounts are in compliance with current SEC staff interpretive positions or no-action letters or rules adopted by the SEC.

Real Estate Securities and Real Estate Investment Trusts ("REITS")

Each Fund may invest in real estate securities. Real estate securities are equity securities consisting of (i) common stocks, (ii) rights or warrants to purchase common stocks, (iii) securities convertible into common stocks and (iv) preferred stocks issued by real estate companies. A real estate company is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or that has at least 50% of its assets invested in real estate.

All Funds except the Stock Index Fund also may invest in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code (the "Code"). A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Repurchase Agreements

Each Fund may hold commercial paper, certificates of deposits, and government obligations (including government guaranteed obligations) subject to repurchase agreements with certain well established domestic banks and certain broker-dealers, including primary government securities dealers, approved as creditworthy by the Board of Directors. The underlying security must be a high-quality domestic money market security (except for the International Equities Fund and International Government Bond Fund which utilize foreign money market securities) and the seller must be a well-established securities dealer or bank that is a member of the Federal Reserve System. For the Money Market Fund, the underlying security must be a U.S. Government security or a security rated in the highest rating category by the requisite NRSROs (Nationally Recognized Statistical Rating Organization) and must be determined to present minimal credit risk. Repurchase agreements are generally for short periods, usually less than a week. Repurchase agreements typically obligate a seller, at the time it sells securities to a Fund, to repurchase the securities at a specific future time and price. The price for which the Fund resells the securities is calculated to exceed the price the Fund initially paid for the same securities, thereby determining the yield during the Fund's holding period. This results in a fixed market rate of interest, agreed upon by that Fund and the seller, which is accrued as ordinary income. Most repurchase agreements mature within seven days although some may have a longer duration. The underlying securities constitute collateral for these repurchase agreements, which are considered loans under the 1940 Act.

The Funds do not intend to sell the underlying securities subject to a repurchase agreement (except to the seller upon maturity of the agreement). During the term of the repurchase agreement, the Funds (i) retain the securities subject to the repurchase agreement as collateral securing the seller's obligation to repurchase the securities, (ii) monitor on a daily basis the market value of the securities subject to the repurchase agreement, and (iii) require the seller to deposit with the Series Company's custodian collateral equal to any amount by which the market value of the securities subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. In the event that a seller defaults on its obligation to repurchase the securities, the Funds must hold the securities until they mature or may sell them on the open market, either of which may result in a loss to a Fund if, and to the extent that, the values of the securities decline. Additionally, the Funds may incur disposition expenses when selling the securities. Bankruptcy proceedings by the seller may also limit or delay realization and liquidation of the collateral by a Fund and may result in a loss to that Fund. The Board of Directors of the Series Company will evaluate the creditworthiness of all banks and broker-dealers with which the Series Company proposes to enter into repurchase agreements. The Funds will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any illiquid assets held by a Fund, exceeds 10% of the value of that Fund's total assets (15% in the case of Core Equity Fund, Growth & Income Fund, Science & Technology Fund and Small
Cap Fund).

Reverse Repurchase Agreements

Blue Chip Growth Fund, Core Equity Fund, Health Sciences Fund and Science & Technology Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate assets determined to be liquid by VALIC or a Sub-Adviser, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund's limitations on borrowings.

Rule 144A Securities

Each Fund may purchase securities which, while privately placed, are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Series Company, under the supervision of the Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' non-fundamental investment restriction concerning illiquidity. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination the Series Company will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition the Series Company could consider (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by the Series Company and, if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Funds' holding of illiquid securities will be reviewed to determine what, if any, action is required to assume that the Funds do not exceed their illiquidity limitations. Investing in Rule 144A securities could have the effect of increasing the amount of the Funds' investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. Each Fund may invest in Rule 144A securities (in accordance with each Fund's investment restrictions as listed in the prospectus) that have been determined to be liquid by Board approved guidelines.

Standard and Poor's Depositary Receipts

Asset Allocation Fund, Blue Chip Growth Fund, Health Sciences Fund, Income & Growth Fund, International Growth Fund, International Equities Fund, Core Equity Fund, Growth & Income Fund, MidCap Index Fund, Science & Technology Fund, Small Cap Fund, Small Cap Index Fund, Social Awareness Fund and Stock Index Fund may each, consistent with its investment strategies, purchase Standard & Poor's Depositary Receipts ("SPDR's"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. This trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons, including but not limited to facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk to the Funds as the price movement of the instrument does not perfectly correlate with the price action of the underlying index.

Swap Agreements

Asset Allocation Fund, Capital Conservation Fund, Government Securities Fund and International Government Bond Fund may enter into interest rate, index and currency exchange rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding minimum or maximum levels.

Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by VALIC or a Sub-Adviser to avoid any potential leveraging of a Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on VALIC or a Sub-Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (i) have individually tailored terms, (ii) lack exchange-style offset and the use of a clearing organization or margin system, (iii) are undertaken in conjunction with a line of business, and (iv) are not marketed to the public. When a Fund in invested in this manner, it may not be able to achieve its investment objective.

Warrants

All Funds, except Money Market and International Government Bond Fund, may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. In addition, the value of warrants does not, necessarily, in all cases change to the same extent as the value of the underlying securities to which they relate. Warrants cease to have value if they are not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued Securities

Each of the Funds, except the Money Market Fund, may purchase securities on a when-issued or delayed delivery basis. When such transactions are negotiated, the price of such securities is fixed at the time of commitment, but delivery and payment for the securities may take place a month or more after the date of the commitment to purchase. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. VALIC does not believe that a Fund's net asset value or income will be adversely affected by the purchase of securities on a when-issued basis.

INVESTMENT ADVISER

VALIC serves as investment adviser to all the Funds, pursuant to an investment advisory agreement originally dated September 30, 1987. The agreement has been amended each time a new fund has been added.

VALIC is a stock life insurance company organized on August 20, 1968, under the Texas Insurance Code as a successor to The Variable Annuity Life Insurance Company of America, a District of Columbia insurance company organized in 1955. VALIC's sole business consists of offering fixed and variable (and combinations thereof) retirement annuity contracts. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc.

Pursuant to the Investment Advisory Agreements, the Series Company retains VALIC to manage the investment of the assets of each Fund, maintain a trading desk, and place orders for the purchase and sale of portfolio securities. As investment adviser, VALIC obtains and evaluates as appropriate economic, statistical, and financial information in order to formulate and implement investment programs in furtherance of each Fund's investment objective(s) and investment program. Pursuant to the Investment Advisory Agreements, VALIC provides other services including furnishing the services of the President and such other executives and clerical personnel as the Series Company requires to conduct its day-to-day operations, to prepare the various reports and statements required by law, and to conduct any other recurring or nonrecurring activity which the Series Company may need to continue operations. The Investment Advisory Agreement provides that the Series Company pay all expenses not specifically assumed by VALIC under the Agreements. Examples of the expenses paid by the Series Company include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders, and expenses of servicing shareholder accounts (e.g., daily calculation of the net asset value). The Series Company allocates advisory fees, SEC filing fees, interest expenses and state filing fees, if any, to the Fund that incurs such charges and allocates all other expenses among the Funds based on the net assets of each Fund in relation to the net assets of the Series Company.

Investment advisory fees paid by the Series Company for the last three fiscal years are shown in the table below; however, no fees are shown for the fiscal periods in which the new Funds did not exist.

	Investment Advisory Fees Paid for Fiscal Year Ended May 31,
Fund Name	2001	2000	1999
Asset Allocation Fund	$1,121,125	$1,254,274	$1,106,792
Blue Chip Growth Fund	38,263	N/A	N/A
Capital Conservation Fund	262,895	287,542	327,092
Core Equity Fund	8,220,974	9,575,104	9,178,668
Government Securities Fund	547,091	509,656	537,883
Growth & Income Fund	2,232,908	2,428,870	2,053,954
Health Sciences Fund	63,797	N/A	N/A
Income & Growth Fund	938,779	N/A	N/A
International Equities Fund	493,297	570,981	509,578
International Government Bond Fund	559,732	703,610	810,795
International Growth Fund	2,800,107	N/A	N/A
Large Cap Growth Fund	3,252,656	N/A	N/A
MidCap Index Fund	2,982,039	2,636,451	2,426,931
Money Market Fund	2,713,690	2,266,773	1,301,265
Nasdaq-100(r) Index Fund	32,370	N/A	N/A
Putnam Opportunities Fund	26,116	N/A	N/A
Small Cap Fund	806,532	N/A	N/A
Science & Technology Fund	26,813,049	25,760,947	11,204,880
Small Cap Index Fund	3,050,218	805,325	752,025
Social Awareness Fund	2,722,149	2,883,456	2,076,498
Stock Index Fund	13,473,997	13,283,779	10,367,253

VALIC has voluntarily agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown below. Expense caps are net of any expense reduction realized through the use of directed brokerage commissions. Fund expenses shall be limited for the Funds shown below (expressed as a percentage of average annual net assets) through May 31, 2002 (through December 8, 2002 for those marked with an asterisk):
Fund	Maximum Fund Expense
Core Equity Fund	0.85%
Growth & Income Fund	0.85%
Income & Growth Fund *	0.83%
International Growth Fund *	1.06%
Large Cap Growth Fund *	1.06%
Money Market Fund	0.60%
Science & Technology Fund	1.00%
Small Cap Fund	0.95%

The Investment Advisory Agreements require that VALIC's advisory fee be reduced by any commissions, tender and exchange offer solicitation fees and other fees, or similar payments (less any direct expenses incurred) received by VALIC or its affiliates in connection with the purchase and sale of portfolio investments of the Funds. In this regard, the Investment Advisory Agreements require VALIC to use its best efforts to recapture tender and exchange solicitation offer fees for each Fund's benefits, and to advise the Series Company's Board of Directors of any other fees, or similar payments that it (or any of its affiliates) may receive in connection with each Fund's portfolio transactions or of other arrangements that may benefit any of the Funds or the Series Company.

The Investment Advisory Agreements may be continued with respect to any Fund if specifically approved at least annually by (a)(i) the Series Company's Board of Directors or (ii) a majority of that Fund's outstanding voting securities (as defined by the 1940 Act), and (b) the affirmative vote of a majority of the directors who are not parties to the agreement or "interested persons" of any such party (as defined by the 1940 Act) by votes cast in person at a meeting called for this purpose. The Investment Advisory Agreements also provide that they shall terminate automatically if assigned. The Investment Advisory Agreements may be terminated as to any Fund at any time by the Series Company's Board of Directors, by vote of a majority of the Fund's outstanding voting securities, or by VALIC, on not more than 60 days' written notice, nor less than 30 days' written notice, or upon such shorter notice as may be mutually agreed upon, without the payment of any penalty. Additionally, under either Investment Advisory Agreement, VALIC shall not be liable to the Series Company, or any shareholder in the Series Company, for any act or omission in rendering services under the Agreement, or for any losses sustained in the purchase, holding, or sale of any portfolio security, so long as there has been no willful misfeasance, bad faith, negligence, or reckless disregard of obligations or duties on the part of VALIC.

Code of Ethics

The Series Company and VALIC have adopted an Investment Company Code of Ethics in compliance with the 1940 Act and the Investment Advisers Act of 1940, as amended, (the "Advisers Act"). This Code of Ethics is designed to detect and prevent violations of the Advisers Act and the 1940 Act through established procedures and restrictions concerning certain employee personal investment trading activities.

INVESTMENT SUB-ADVISERS

Subject to the control, supervision and direction of VALIC, sub-advisory services are provided as follows:
Fund Name	Sub-Adviser Name

Blue Chip Growth Fund	T. Rowe Price Associates, Inc. ("T. Rowe Price")
Core Equity Fund	Wellington Management Company, LLP ("Wellington")
Health Sciences Fund	T. Rowe Price
Income & Growth Fund	American Century Investment Management, Inc. ("American Century")
International Growth Fund	American Century
Large Cap Growth Fund	Founders Asset Management LLC ("Founders")
Nasdaq-100(r) Index Fund	American General Investment Management, L.P. ("AGIM")
Putnam Opportunities Fund	Putnam Investment Management, LLC ("Putnam")
Science & Technology Fund	T. Rowe Price
Small Cap Fund	Founders and T. Rowe Price

Pursuant to the Investment Sub-Advisory Agreements VALIC has with each of the Sub-Advisers and subject to VALIC's control, supervision and direction, the Sub-Advisers will manage the investment and reinvestment of the assets of the sub-advised Funds, including the evaluation of pertinent economic, statistical, financial and other data, and the determination of industries and companies to be represented in the sub-advised Funds. Further, the Sub-Advisers will maintain a trading desk and place orders for the purchase and sale of portfolio investments for the sub-advised Funds, establish accounts with brokers and dealers selected by the Sub-Advisers, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers selected by the Sub-Advisers and VALIC.

For the fiscal years ended May 31, 2001, 2000 and 1999, respectively, VALIC paid the investment sub-advisers fees for the services rendered and expenses paid by the sub-advisers as shown below; however, no fees are shown for the fiscal periods in which the new Funds did not exist.
Fund Name	Sub-Adviser Name	2001	2000	1999
Blue Chip Growth Fund	T. Rowe Price	$29,932	N/A	N/A
Core Equity Fund	Wellington, from 9/1/1999 to present	1,391,010	$1,970,116	N/A
	T. Rowe Price, prior to 9/1/1999	N/A	1,500,348	$5,397,109
Health Sciences Fund	T. Rowe Price	73,923	N/A	N/A
Income & Growth Fund	American Century	727,350	N/A	N/A
International Growth Fund	American Century	2,166,787	N/A	N/A
Large Cap Growth Fund	Founders	1,838,012	N/A	N/A
Nasdaq-100(r) Index Fund	AGIM	17,134	N/A	N/A
Putnam Opportunities Fund	Putnam	14,367	N/A	N/A
Science & Technology Fund	T. Rowe Price	7,415,473	12,352,442	5,520,780
Small Cap Fund	Founders and T. Rowe Price	2,534,152	N/A	N/A

The sub-advisory fee paid to T. Rowe Price may be discounted based on total subadvised domestic equity assets. The discount ranges from 5% to 10% for total assets over $750 million to assets over $3 billion.

The Investment Sub-Advisory Agreements may be continued with respect to any of the Funds if approved at least annually by the vote of the Series Company's Board of Directors who are not parties to the Investment Sub-Advisory Agreements or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval and by a vote of a majority of the Series Company's Board of Directors or a majority of the relevant Fund's outstanding voting securities.

The Investment Sub-Advisory Agreements will automatically terminate in the event of assignment or in the event of termination of the Investment Advisory Agreement between VALIC and the Series Company as it relates to the relevant sub-advised Fund. The Investment Sub-Advisory Agreements may be terminated at any time by VALIC, the relevant Sub-Adviser, the Series Company's Board of Directors, or by vote of a majority of the outstanding voting securities of the relevant sub-advised Fund, generally, on not more than 60 days' nor less than 30 days' written notice. Such termination shall be without the payment of any penalty.

The Investment Sub-Advisory Agreements provide that the Sub-Advisers shall not be liable to VALIC, the Series Company or to any shareholder of the Series Company for any act or omission in rendering services under the Investment Sub-Advisory Agreements or for any losses sustained in the purchase, holding or sale of any portfolio security, so long as there has been no willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties on the part of the Sub-Advisers.

SERVICE AGREEMENTS

The Series Company has service agreements with VALIC to provide certain accounting and administrative services to the Funds and to provide transfer agent services. Transfer agent services also include shareholder servicing and dividend disbursements.

Pursuant to the Accounting Services Agreement, the Series Company will pay to VALIC (or an affiliate) an annual fee of 0.07% based on average daily net assets. Prior to May 1, 2001, the fee was 0.03%. The Transfer Agent Agreement states that all transfer agent services will be provided to the Series Company at cost.

For the fiscal years ended May 31, 2001, 2000 and 1999, respectively, the Funds paid VALIC the following accounting and administrative services fees. No fees are shown for the fiscal periods in which the new funds did not exist.

Fund Name	2001	2000	1999

Asset Allocation Fund	$ 74,397	$ 75,256	$ 39,549
Blue Chip Growth Fund	94	--	--
Capital Conservation Fund	17,699	17,253	11,178
Core Equity Fund	339,795	359,066	202,205
Government Securities Fund	36,910	30,579	18,827
Growth & Income Fund	98,501	97,155	49,387
Health Sciences Fund	128	--	--
Income & Growth Fund	45,056	--	--
International Equities Fund	42,210	50,347	25,429
International Government Bond Fund	33,528	43,870	28,713
International Growth Fund	101,547	--	--
Large Cap Growth Fund	118,048	--	--
MidCap Index Fund	333,305	135,722	103,094
Money Market Fund	182,835	150,983	47,447
Nasdaq-100(r) Index Fund	3,082	--	--
Putnam Opportunities Fund	962	--	--
Small Cap Fund	124,825	--	--
Science & Technology Fund	968,086	858,698	225,428
Small Cap Index Fund	77,147	69,028	38,011
Social Awareness Fund	180,144	173,007	75,764
Stock Index Fund	1,723,036	1,534,054	713,451

PORTFOLIO TRANSACTIONS AND BROKERAGE

As investment adviser to the Series Company, VALIC has responsibility for placing (and deciding when to place) orders for the purchase and sale of investments for the portfolio of each Fund, selecting brokers or dealers to handle these transactions, and negotiating commissions on these transactions. The Sub-Advisers may employ affiliated brokers or indirectly related brokers for portfolio transactions under circumstances described in the Prospectus.

Virtually all of the over-the-counter transactions by the Asset Allocation Fund, the Money Market Fund, the Capital Conservation Fund, the Government Securities Fund, the International Government Bond Fund and the Growth & Income Fund are principal transactions with issuers and dealers at net prices which entail no brokerage commissions. The MidCap Index Fund, the Stock Index Fund, the International Equities Fund, the Small Cap Index Fund, and the Social Awareness Fund, each purchase and sell most of their portfolio securities on a national securities exchange on an agency basis. The Core Equity Fund and the Science & Technology Fund engage in over-the-counter transactions with principals and transactions with national securities exchanges on an agency basis. The Series Company normally enters into principal transactions directly with the issuer or the market-maker.

When the Series Company purchases or sells securities or financial futures contracts on an exchange, it pays a commission to any FCM or broker executing the transaction. When the Series Company purchases securities from the issuer, an underwriter usually receives a commission or "concession" paid by the issuer. When the Series Company purchases securities from a market-maker, it pays no commission, but the price includes a "spread" or "mark-up" (between the bid and asked price) earned by the market-making dealer on the transaction.

In purchasing and selling each Fund's portfolio securities, it is the policy of VALIC and the Sub-Advisers (collectively, the "Advisers") to seek the best execution at the most favorable price through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. When selecting brokers or dealers, and in negotiating prices and commissions, the Advisers consider such factors as: the broker or dealer's reliability; the quality of the broker or dealer's execution services on a continuing basis; the rate of the commission; the size and difficulty of the order and the timeliness of execution; and the reliability, integrity, financial condition, general execution, and operational capabilities of that firm and competing broker-dealers. In over-the-counter transactions, the Advisers place orders directly with the principal market-maker unless they believe the Series Company can obtain a better price (or receive better execution of orders) from a broker on an agency basis. In transactions executed on securities or commodities exchanges, the Advisers seek the best overall price and execution at the most favorable commission rate (except when higher brokerage commissions are paid to obtain brokerage and research services, as explained below). When the Advisers believe that more than one firm meets these criteria the Advisers may prefer brokers who provide the Advisers or the Series Company with brokerage and research services, described below.

The Advisers may cause a Fund to pay a broker-dealer a commission (for executing a securities transaction) that is greater than the commission another broker-dealer would have received for executing the same transaction, if the Advisers determine in good faith that the greater commission paid to the first broker-dealer is reasonable in relation to the value of brokerage and research services provided to the Advisers viewed in terms of either that particular transaction or the overall responsibilities of the Advisers. The Advisers receive a wide range of research services from broker-dealers, including: information on securities markets, the economy and individual companies; statistical information; accounting and tax law interpretations; technical market action; pricing and appraisal services; and credit analyses. Research services are received by the Advisers primarily in the form of written reports, telephone contacts, personal meetings with securities analysts, corporate and industry spokespersons, and access to various computer-generated data. The Advisers have no agreements or understandings with broker-dealers by which specific amounts of transactions or commissions are directed to specific broker-dealers.

The Advisers evaluate whether such research services provide lawful and appropriate assistance to them in the performance of their investment decision-making responsibilities, for the Series Company. The Advisers will not cause the Series Company to pay higher commissions without first determining, in good faith, that the cost is reasonable considering the brokerage and research services provided, with respect to either the particular transaction or the Advisers' overall responsibilities with respect to accounts for which they exercise investment discretion. The Advisers receive research services at no cost and cannot assign any specific monetary value to them; nevertheless, the Advisers believe these supplemental investment research services are essential to the Advisers' ability to provide high quality portfolio management to the Funds. Research services furnished by broker-dealers through whom a Fund effects securities transactions may be used by the Advisers in servicing all of the Funds, and the Advisers may not use all such services in managing the Funds.

The amount of brokerage commissions paid, the quality of execution, the nature and quality of research services provided, and the amount of commissions paid to firms providing research services are reviewed quarterly by the Series Company's Board of Directors.

The following table lists brokerage commissions paid by each Fund on portfolio transactions for the fiscal years ended May 31, 2001, 2000 and 1999. Unless otherwise noted, the Funds paid no brokerage commissions to brokers for research services provided to the Advisers or to VALIC.

Fund Name	2001	2000	1999

Asset Allocation Fund	$ 7,236	$ 23,687	$ 26,092
Blue Chip Growth Fund	8,072	--	--
Capital Conservation Fund	--	--	--
Core Equity Fund (1)	1,255,383	2,716,829	1,251,907
Government Securities Fund	975	--	--
Growth & Income Fund	211,136	256,743	347,994
Health Sciences Fund	16,449	--	--
Income & Growth Fund	207,531	151,396	68,659
International Equities Fund	253,656	--	--
International Government Bond Fund	--	--	--
International Growth Fund	3,237,284	--	--
Large Cap Growth Fund	846,629	--	--
MidCap Index Fund	195,042	216,686	201,597
Money Market Fund	--	--	--
Nasdaq-100(r) Index Fund	8,053	--	--
Putnam Opportunities Fund	4,392	--	--
Science & Technology Fund (2)	3,496,789	2,340,193	1,460,178
Small Cap Fund	736,024	--	--
Small Cap Index Fund	124,760	40,751	42,873
Social Awareness Fund	156,856	224,333	297,390
Stock Index Fund	213,055	223,557	123,942

____________________

(1) For the Fiscal year ended May 31, 2001, the Core Equity Fund paid $333,717 in brokerage commissions on transactions totaling $351,459,129, to brokers selected on the basis of the quality of the execution together with research services provided to the Advisers.

(2) For the Fiscal year ended May 31, 2001, the Science & Technology Fund paid $13,248,690 in brokerage commissions on transactions totaling $3,103,406,097, to brokers selected on the basis of the quality of the execution together with research services provided to the Advisers.

Trades for the Funds are not executed through affiliated broker-dealers. Occasions may arise when one or more of the Funds or other accounts that may be considered affiliated persons of the Funds under the 1940 Act desire to purchase or sell the same portfolio security at approximately the same time. On those occasions when such simultaneous purchase and sale transactions are made such transaction will be allocated in an equitable manner according to written procedures approved by the Series Company's Board of Directors. Specifically, such written procedures provide that in allocating purchase and sale transactions made on a combined basis the parties will seek to achieve the same net unit price of securities for each Fund or other account and to allocate as nearly as practicable, such transactions on a pro-rata basis substantially in proportion to the amounts ordered to be purchased and sold by each Fund or other account. In some cases, this procedure could have an adverse effect on the price or quantity of securities available to the Funds. However, the Funds may, alternatively, benefit from lower broker's commissions and/or correspondingly lower costs for brokerage and research services by engaging in such combined transactions. In the Advisers' opinion, the results of this procedure will, on the whole, be in the best interest of each Fund.

OFFERING, PURCHASE, AND REDEMPTION OF FUND SHARES

Pursuant to a distribution agreement, the Distributor acts without remuneration as the Series Company's agent in the distribution of Fund shares on a "best efforts" basis to the separate accounts.

The distribution agreement between the Distributor and the Series Company provides that it shall continue in force from year to year, provided that such continuance is approved at least annually (a)(i) by the Board of Directors of the Series Company, or (ii) by vote of a majority of the Series Company's outstanding voting securities (as defined in the 1940 Act) and (b) by the affirmative vote of a majority of the Series Company's Directors who are not 'interested persons' (as defined in the 1940 Act) of the Series Company by votes cast in person at a meeting called for such purpose. The distribution agreement may be terminated at any time, without penalty, by a vote of the Board of Directors of the Series Company or by a vote of a majority of the outstanding voting securities of the Series Company, or by the Distributor, on sixty days' written notice to the other party. The distribution agreement also provides that it shall automatically terminate in the event of its assignment.

Shares of the Funds are sold in a continuous offering. Pursuant to the distribution agreement, the Distributor pays promotional and advertising expenses and the cost of printing prospectuses used to offer and sell shares of the Series Company (after typesetting and printing the copies required for regulatory filings by the Series Company). Promotional and advertising expenses include any expense related to distribution of shares of the Funds or attributable to any activity primarily intended to result in the sale of shares, including, for example, the preparation, printing, and distribution of advertising and sales literature (including reports to shareholders used as sales literature). VALIC reimburses the Distributor for these expenses. Thus all such expenses incurred by the Distributor are passed directly on to VALIC, its parent. The Series Company pays all expenses related to the registration of Fund shares under federal and state laws, including registration and filing fees, the cost of preparing the prospectus for such purpose, and related expenses of outside legal and auditing firms.

As explained in the prospectus for the Contracts, payments of surrender values, as well as lump sum payments available under the annuity options of the Contracts, may be suspended or postponed at any time when redemption of shares is suspended. Normally, the Series Company redeems Fund shares within seven days when the request is received in good order, but may postpone redemptions beyond seven days when: (i) the New York Stock Exchange is closed for other than weekends and customary holidays, or trading on the New York Stock Exchange becomes restricted; (ii) an emergency exists making disposal or valuation of a Fund's assets not reasonably practicable; or
(iii) the Securities and Exchange Commission has so permitted by order for the protection of the Series
Company's shareholders.

The Series Company normally redeems Fund shares for cash. Although the Series Company, with respect to each Fund, may make full or partial payment by assigning to the separate accounts investing in the Series Company portfolio securities at their value used in determining the redemption price (i.e. by redemption-in-kind), the Series Company, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election on Form 18f-1. Pursuant to this election, the Series Company has committed itself to pay the separate accounts, in cash, all redemptions made during any 90 day period, up to the lesser of $250,000 or 1% of the Series Company's net asset value. The securities to be paid in-kind to the separate accounts will be selected in such manner as the Board of Directors deems fair and equitable. In such cases, the separate accounts would incur brokerage expenses should they wish to liquidate these portfolio securities.

All shares are offered for sale and redeemed at net asset value. Net asset value per share is determined by dividing the net assets of a Fund by the number of that Fund's outstanding shares at such time.

DETERMINATION OF NET ASSET VALUE

Equity investments (including common stocks, preferred stocks, convertible securities, and warrants) and call options written on all portfolio investments listed or traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued. In the absence of any exchange sales on that day and for unlisted equity securities, such securities and call options written on portfolio securities are valued at the last sale price on the NASDAQ (National Association of Securities Dealers Automated Quotations) National Market System. In the absence of any National Market System sales on that day, equity securities are valued at the last reported bid price and call options written on all portfolio securities for which other over-the-counter market quotations are readily available are valued at the last reported asked price.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, are valued at representative quoted prices. Such quotations generally are obtained from government securities pricing services; however, in circumstances where it is deemed appropriate to do so, quotations may be obtained from dealers in government securities.

Publicly-traded corporate bonds are valued at prices obtained from third party pricing services.

Short-term debt securities for which market quotations are readily available are valued at the last reported bid price, except for those with a remaining maturity of 60 days or less which are valued by the amortized cost method (unless, due to special circumstances, the use of such a method with respect to any security would result in a valuation which does not approximate fair market value).

Convertible bonds are valued at prices obtained from one or more of the major dealers in such bonds. Where there is a discrepancy between dealers or when no quotes are readily available, values may be adjusted based on a combination of yields and premium spreads to the underlying common stock.

Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price on the exchange where such security is primarily traded. All foreign securities traded on the over-the-counter market are valued at the last sale quote, if market quotations are available, or the last closing bid price, if there is no active trading in a particular security for a given day. Where market quotations are not readily available for such foreign over-the-counter securities, then such securities will be valued in good faith by a method that the Series Company's Board of Directors, or its delegates, believes accurately reflects fair value. Quotations of foreign securities in foreign currencies are converted, at current exchange rates, to their U.S. dollar equivalents in order to determine their current value. In addition, because of the need to value foreign securities (other than ADRs) as of the close of trading on various exchanges and over-the-counter markets throughout the world, the calculation of the net asset value of Funds investing in such foreign securities may not take place contemporaneously with the valuation of such foreign securities in those Funds' portfolios.

Options purchased by the Funds (including options on financial futures contracts, stock indices, foreign currencies, and securities) listed on national securities exchanges are valued on the exchange where such security is primarily traded. Over-the-counter options purchased or sold by the Funds are valued based upon prices provided by market-makers in such securities or dealers in such currencies.

Exchange-traded financial futures contracts (including interest rate futures contracts, single stock futures contracts, stock index futures contracts, and currency futures contracts) are valued at the settlement price for such contracts established each day by the board of trade or exchange on which such contracts are traded. Unlisted financial futures contracts are valued based upon prices provided by market-makers in such financial futures contracts.

All of the assets of the Money Market Fund are valued on the basis of amortized cost. Under the amortized cost method of valuation, securities are valued at a price on a given date, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation it may result in periods in which value as determined by amortized cost is higher or lower than the price a Fund would receive if it sold the security. During such periods, the yield to investors may differ somewhat from that obtained by a similar fund or portfolio which uses available market quotations to value all of its portfolio securities. The Series Company's Board of Directors has established procedures reasonably designed, taking into account current market conditions and Money Market Fund's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation should exceed one half of one percent, the Board will promptly consider initiating corrective action. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: selling portfolio securities prior to maturity; shortening the average maturity of the portfolio; withholding or reducing dividends; or utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund's net asset value might still decline.

ACCOUNTING AND TAX TREATMENT

Calls and Puts

When a Fund writes a call or put option, an amount equal to the premium received by it is included in that Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded. If a call option which a Fund has written either expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and proceeds from such sale are increased by the premium originally received.

The premium paid by a Fund for the purchase of a put option is included in the asset section of its Statement of Assets and Liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded. If a put option which a Fund has purchased expires unexercised it realizes a capital loss equal to the cost of the option. If a Fund exercises a put option, it realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

Financial Futures Contracts

Accounting for financial futures contracts will be in accordance with generally accepted accounting principles. Initial margin deposits made upon entering into financial futures contracts will be recognized as assets due from the FCM (the Fund's agent in acquiring the futures position). During the period the financial futures contract is open, changes in the value of the contract will be recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation (or maintenance) margin payments will be made or received, depending upon whether gains or losses are incurred. Financial futures contracts held by a Fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes (that is, treated as having been sold at market value).

Subchapter M of the Internal Revenue Code of 1986

Each Fund of the Series Company intends to qualify annually as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). A Fund must meet several requirements to obtain and maintain its status as a regulated investment company. Among these requirements are that: (i) at least 90% of a Fund's gross income be derived from dividends, interest, payments with respect to securities loans and gains from the sale or disposition of securities; and (ii) at the close of each quarter of a Fund's taxable year (a) at least 50% of the value of the Fund's assets consist of cash, government securities, securities of other regulated investment companies and other securities (such other securities of any one issuer being not greater than 5% of the value of a Fund and the Fund holding not more than 10% of the outstanding voting securities of any such issuer) and (b) not more than 25% of the value of a Fund's assets be invested in the securities of any one issuer (other than United States government securities or securities of other regulated investment companies). Each Fund of the Series Company is treated as a separate entity for federal income tax purposes.

The Internal Revenue Service ("Service") has ruled publicly that an exchange-traded call option is a security for purposes of the 50% of assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements. It has ruled privately (at the request of a taxpayer other than the Series Company) that income from closing financial futures contracts is considered gain from a disposition of securities for purposes of the 90% of gross income test. However, since taxpayers other than the taxpayer requesting a particular private ruling are not entitled to rely on such ruling, the Series Company intends to keep its Funds' activity in futures contracts and options at a low enough volume such that gains from closing futures contracts will not exceed 10% of a Fund's gross income until the Service rules publicly on the issues or the Series Company is otherwise satisfied that those gains are qualifying income.

If a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge of 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

Section 817(h) of the Code

Each of the Funds intends to comply with Section 817(h) of the Code and the regulations issued thereunder. Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on variable annuity contracts based upon segregated asset accounts. These requirements are in addition to the diversification requirements of Subchapter M and the 1940 Act and may affect the securities in which a Fund may invest. Failure to meet the requirements of Section 817(h) could result in immediate taxation of the Contract Owner to the extent of appreciation on investment under the Contract.

The Section 817(h) diversification requirements do not apply to pension plan contracts. "Pension plan contracts" for these purposes generally means annuity contracts issued with respect to plans qualified under Section 401(a) or 403(a) of the Code, Section 403(b) annuities, Individual Retirement Accounts, Individual Retirement Annuities and annuities issued with respect to Section 457 plans.

The Secretary of the Treasury may, in the future, issue additional regulations that will prescribe the circumstances in which a Contract Owner's control of the investments of the separate accounts investing in the Series Company may cause the Contract Owner to be taxable with respect to assets allocated to the separate account, before distributions are actually received under the Contract.

In order to comply with the requirements of Section 817(h) and the regulations thereunder, the Series Company may find it necessary to take action to ensure that a Contract funded by the Series Company continues to qualify as such under federal tax laws. The Series Company, for example, may be required to alter the investment objectives of a Fund or Funds, or substitute the shares of one Fund for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Fund, and the approval of a majority of such shareholders (as defined in the 1940 Act) and without prior approval of the SEC, to the extent legally required.

It is not feasible to comment on all of the federal income tax consequences concerning the Funds. Each owner of a Contract funded by the Series Company should consult a qualified tax adviser for more complete information. The reader should refer to the appropriate prospectus related to his or her Contracts for a more complete description of the taxation of the separate account and of the owner of the particular Contract.

OTHER INFORMATION

Shareholder Reports

Annual Reports containing audited financial statements of the Series Company and Semiannual Reports containing unaudited financial statements, as well as proxy materials, are sent to Contract Owners, annuitants, or beneficiaries as appropriate. The Annual Report is incorporated by reference into this Statement of Additional Information.

Voting and Other Rights

The Series Company has an authorized capitalization of 21 billion shares of common stock, $0.01 par value per share. The shares are authorized to be issued in 21 classes comprising 1 billion shares each. Each of the 21 classes of stock corresponds to one of the Funds and represents an ownership interest in that Fund. See "Voting and Other Rights" in the Prospectus for a discussion of the manner in which shares of the Fund are voted.

Each outstanding share has one vote on all matters that shareholders vote on. Participants vote on these matters indirectly by voting their units. The way participants vote their units depends on their contract. See the contract prospectus for specific details. When a matter comes up for vote, the separate account will vote its shares in the same proportion as the unit votes it actually receives. If VALIC determines that it may, under the current interpretation of the 1940 Act, vote shares directly instead of voting through its units, it may decide to vote that way.

Maryland law does not require the Series Company to hold regular, annual shareholder meetings. However, the Series Company must hold shareholder meetings on the following matters: (a) to approve certain agreements as required by the 1940 Act; (b) to change fundamental investment objectives in the Diversification section and to change fundamental investment restrictions, above; and (c) to fill vacancies on the Series Company's Board of Directors if the shareholders have elected less than a majority of the Directors.

Shareholders may call a meeting to remove a Director from the Board if at least 10% of the outstanding shares vote to have this meeting. Then, at the meeting, at least 67% of all the outstanding shares of all the Funds must vote in favor of removing the Director.

The Series Company will assist in shareholder communications.

VALIC's ownership of more than 25% of the outstanding shares may result in VALIC's being deemed a controlling entity of each of those Funds as that term is defined in the 1940 Act. Such control will dilute the effect of the votes of other shareholders and contract owners.

At May 31, 2001, VALIC, American General Annuity Insurance Company ("AGA"), and American General Life Insurance Company ("AGL"), through their insurance company separate accounts, owned over five percent of the outstanding shares of the following Funds (an asterisk denotes less than 5% ownership):

	VALIC	AGA	AGL
Stock Index Fund	93.98%	*	*
MidCap Index Fund	97.33%	*	*
Small Cap Index Fund	99.81%	*	*
International Equities Fund	93.81%	*	*
Core Equity Fund	97.55%	*	*
Growth & Income Fund	91.82%	8.18%	*
Science & Technology Fund	99.95%	*	*
Social Awareness Fund	99.99%	*	*
Asset Allocation Fund	99.94%	*	*
Capital Conservation Fund	100.00%	*	*
Government Securities Fund	82.59%	17.41%	*
International Government Bond Fund	100.00%	*	*
Money Market Fund	84.14%	*	13.51%
Nasdaq-100(r) Index Fund	96.34%	*	*
Putnam Opportunities Fund	97.63%	*	*
Blue Chip Growth Fund	100.00%	*	*
Health Sciences Fund	100.00%	*	*
Income & Growth Fund	100.00%	*	*
International Growth Fund	100.00%	*	*
Small Cap Fund	100.00%	*	*
Large Cap Growth Fund	100.00%	*	*

As of May 31, 2001, the other shareholders of the Funds included separate accounts sponsored by VALIC and its affiliates, American General Corporation Thrift Plan and VALIC Agents' and Managers' Thrift Plan. None of these other shareholders owned of record more than 5% of any Fund's outstanding shares.

Custody of Assets

Pursuant to a Custodian Contract with the Series Company, State Street, 225 Franklin Street, Boston, Massachusetts 02110, holds the cash and portfolio securities of the Series Company as custodian.

State Street is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Series Company, and performing other administrative duties, all as directed by persons authorized by the Series Company. State Street does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Series Company. Portfolio securities of the Funds purchased domestically are maintained in the custody of State Street and may be entered into the book entry systems of securities depositories approved by the Board of Directors. Pursuant to the Custodian Contract, portfolio securities purchased outside the United States will be maintained in the custody of various foreign branches of State Street and such other custodians, including foreign banks and foreign securities depositories, as are approved by the Board of Directors, in accordance with regulations under the
1940 Act.

State Street holds securities of the Funds on which call options have been written and certain assets of the Funds constituting margin deposits with respect to financial futures contracts at the disposal of the FCMs through which such transactions are effected. The Funds may also be required to post margin deposits with respect to covered call and put options written on stock indices and for this purpose certain assets of those Funds may be held by the custodian pursuant to similar arrangements with the brokers involved.

This arrangement regarding margin deposits essentially consists of State Street creating a separate segregated account into which it transfers (upon the Series Company's instructions) assets from a Fund's general (regular) custodial account. The custody agreement for such arrangement provides that FCMs or brokers will have access to the funds in the segregated accounts when and if the FCMs or brokers represent that the Series Company has defaulted on its obligation to the FCMs or brokers and that the FCMs or brokers have met all the conditions precedent to their right to receive such funds under the agreement between the Series Company and the FCMs or brokers. The Series Company has an agreement with each FCM or broker which provides (1) that the assets of any Fund held by the FCM or broker will be in the possession of State Street until released or sold or otherwise disposed of in accordance with or under the terms of such agreement, (2) that such assets would not otherwise be pledged or encumbered by the FCM or broker, (3) that when requested by the Series Company the FCM or broker will cause State Street to release to its general custodial account any assets to which a Fund is entitled under the terms of such agreement, and (4) that the assets in the segregated account shall otherwise be used only to satisfy the Series Company's obligations to the FCM or broker under the terms of such agreement.

If on any day a Fund experiences net realized or unrealized gains with respect to financial futures contracts or covered options on stock indices held through a given FCM or broker, it is entitled immediately to receive from the FCM or broker, and usually will receive by the next business day, the net amount of such gains. Thereupon, such assets will be deposited in its general or segregated account with State Street, as appropriate.

Index Funds

The Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index(es). Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any product or person into consideration in determining, comprising or calculating the Index(es).

Frank Russell Company's publication of the Index(es) in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Index(es) is (are) based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX(ES) OR ANY DATA INCLUDED IN THE INDEX(ES). FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX(ES) OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX(ES). FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT MEANS OR LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

The Stock Index Fund and the MidCap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the Series Company or its participants regarding the advisability of investing in securities generally or in the Stock Index Fund or MidCap Index Fund particularly or the ability of the S&P Index or the S&P MidCap 400 Index Fund to track general stock market performance. S&P has no obligation to take the need of the Series Company or the Series Company's participants into consideration in determining, composing or calculating the S&P 500 Index or S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Stock Index Fund or MidCap Index Fund or the timing of the issuance or sale of such Funds or in the determination or calculation of the equation by which such Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SERIES COMPANY FROM THE USE OF THE S&P 500 INDEX OR S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Nasdaq-100(r), Nasdaq-100 Index(r), and Nasdaq(r) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the Corporations) and are licensed for use by the Series Company. The product(s) have not been passed on by the Corporations as to their legality or suitability. The product(s) are not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE PRODUCT(S).

Description of Corporate Bond Ratings

Moody's Investors Service, Inc.'s corporate bond ratings are as follows:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Corporation classifications are as follows:

AAA -- This is the highest rating assigned by Standard & Poor's to a financial obligation and indicates an extremely strong capacity to meet its financial commitment.

AA -- An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is strong.

A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- Obligations rated "BBB" exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB-B-CCC-CC -- Obligations rated "BB", "B", "CCC" and "CC" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "CC" a higher degree of speculation. While such obligations will likely have some quality and protective characteristics, they may be outweighed by large uncertainties or major exposures to adverse conditions.

Description of Commercial Paper Ratings

A and Prime Commercial Paper Ratings.

Commercial paper rated A by S&P has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better, although, in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The rating is described by S&P as the investment grade category, the highest rating classification. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

Among the factors considered by Moody's in assigning commercial paper ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strengths and weaknesses in respect of these criteria establish a rating in one of three classifications. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Its other two ratings, Prime-2 and Prime-3, are designated Higher Quality and High Quality, respectively.

Independent Auditors

Ernst & Young LLP, One Houston Center, 1221 McKinney, Suite 2400, Houston, Texas 77010, serve as independent auditors of the Series Company.

MANAGEMENT OF THE SERIES COMPANY

The Board of Directors manages the business activities of the Series Company in accordance with Maryland law. The Board elects officers who are responsible for the day-to-day operations of the Series Company and who execute policies formulated by the Board. The names and ages of the Directors and officers of the Series Company, their addresses, present positions and principal occupations during the past five years are set forth below. Each person is a Director or Trustee of the Series Company and North American Funds Variable Product Series II ("NAFVPS II"), each an open-end investment company for which VALIC serves as the investment adviser.

Name, Date of Birth and Address	Position(s) Held With Registrant	Principal Occupation(s) During Past 5 Years
Dr. Judith L. Craven 10/06/45 3212 Ewing Street Houston, Texas 77004	Director since 1998

Retired Administrator. Director, Compaq Computer Corporation (1992-Present); Director, A.G. Belo Corporation, a media company (1992-Present); Director, Sysco Corporation, a food marketing and distribution company (1996-Present); Director, Luby's, Inc., a restaurant chain (1998-Present); Director, University of Texas Board of Regents (2001-Present). Formerly, Director, CypressTree Senior Floating Rate Fund, Inc. (2000-2001); President, United Way of the Texas Gulf Coast, a not for profit organization (1992-1998); Director, Houston Branch of the Federal Reserve Bank of Dallas (1992-2000). (3)

Dr. Timothy J. Ebner 07/15/49 321 Church Street SE Minneapolis, Minnesota 55455	Director since 1998

Professor and Head, Department of Neuroscience, and Visscher Chair of Physiology, University of Minnesota (1999-Present). Formerly, Director, Graduate Program in Neuroscience, University of Minnesota (1995-1999); Professor of Neurosurgery, University of Minnesota (1980-1999); Consultant to EMPI Inc. (manufacturer of medical products) (1994-1995); and Medtronic Inc. (manufacturer of medical products) (1997-1998). (3)

Judge Gustavo E. Gonzales, Jr. 07/27/40 2014 Main, Suite 210 Dallas, Texas 75201	Director since 1998

Municipal Court Judge, Dallas, Texas (1995-Present); Director, Downtown Dallas YMCA Board (1996-2000) and Dallas Easter Seals Society (1997-2000). Formerly, private attorney (litigation) (1980-1995). (3)

Dr. Norman Hackerman 03/02/12 3 Woodstone Square Austin, Texas 78703	Director since 1984

Chairman - Scientific Advisory Board for The Robert A. Welch Foundation (1983-Present); Director, Electrosource, Inc. (develops, manufactures and markets energy storage products); President Emeritus, Rice University, Houston, Texas (1985-Present). (1)(2)(3)

Dr. John Wm. Lancaster 12/15/23 4624 Braeburn Bellaire, Texas 77401	Director since 1984	Pastor Emeritus and Director of Planned Giving, First Presbyterian Church, Houston, Texas (1997- Present). (3)
Ben H. Love 09/26/30 4407 Eaton Circle Colleyville, Texas 76034	Director since 1991	Retired. Formerly, Director, Mid-American Waste, Inc. (waste products) (1993-1997) and Chief Executive, Boy Scouts of America (1985-1993). (3)
Dr. John E. Maupin, Jr. 10/28/46 1005 DB Todd Building Nashville, Tennessee 37208	Director since 1998

President, Meharry Medical College, Nashville, Tennessee (1994-Present); Nashville Advisory Board Member; Director, Monarch Dental Corporation (1997-Present); LifePoint Hospitals, Inc. (1998-1999); and Pinnacle Financial Partners, Inc. (2000-Present). (3)

Dr. F. Robert Paulsen 07/05/22 2801 North Indian Ruins Tucson, Arizona 85715	Director since 1985	Dean and Professor Emeritus, University of Arizona, Tucson, Arizona (1983-Present). (1)(2)(3)

____________________

(1) Retired Managing Partner of Van Kampen American Capital Exchange Fund.

(2) Retired Trustee of Van Kampen American Capital Bond Fund, Inc., Van Kampen American Capital Income Trust, Van Kampen American Capital Convertible Securities Fund, Inc. and the Common Sense Trust.

(3) Members of the Board receive an annual retainer of $20,000, $1,000 for each Board meeting attended in person and $250 for each Board meeting conducted by telephone. Audit Committee and Nominating Committee members receive an additional $250 for each committee meeting attended. Committee chairs receive an additional $250 for each committee meeting chaired.

Listed below are the Series Company's officers and their principal occupations. All are affiliates of VALIC and are located at 2929 Allen Parkway, Houston, Texas, 77019, unless otherwise noted. Each officer serves until his or her successor is elected and shall qualify.
Name and Date of Birth	Position(s) with Fund	Business Experience During the Last 5 Years
Evelyn M. Curran 06/04/65	Vice President since 2001	Vice President, American General Fund Group (1999-Present). Formerly, Senior Attorney, American General Corporation (1997-1999); Senior Attorney, Western National Life Insurance Company (1994-1997).
Nori L. Gabert 08/15/53	Secretary since 2000 and Vice President since 1998

Senior Counsel, American General Financial Group (1997-Present); Vice President and Secretary of NAFV I and NAFV II (2000-Present). Formerly, Vice President and Assistant Secretary of NAFV I (1997-2000); Vice President and Assistant Secretary of NAFV II (1998-2000); Of Counsel, Winstead Sechrest & Minick P.C. (1997); Vice President and Associate General Counsel of Van Kampen, Inc. (1981-1996).

Steven Guterman 08/07/53 390 Park Avenue New York, New York 10022	Vice President and Senior Investment Officer since 1999

Executive Vice President, Head of Institutional Asset Management, AGIM (1998-Present). Formerly, Managing Director and Head of U.S. Fixed Income Portfolio Management, Salomon Brothers Asset Management (1990-1998).

Gregory R. Kingston 01/18/66	Treasurer since 2000 and Assistant Treasurer since 1999	Vice President, Fund Accounting, AGIM (1999-Present). Formerly, Assistant Treasurer, First Investor Management Company (1994-1999).
Todd L. Spillane 12/20/58	Chief Compliance Officer since 2000	Chief Compliance Officer, AGIM (1999-Present). Formerly, Chief Compliance Officer, Nicholas Applegate Capital Management (1994-1999).

The officers conduct and supervise the daily business operations of the Series Company, while the directors, in addition to their functions set forth under "Investment Adviser," review such actions and decide on general policy.

The Series Company has an Audit Committee. The Series Company's Audit Committee consists of Messrs. Lancaster, Hackerman, Paulsen, Maupin and Love. The Audit Committee recommends to the Board the selection of independent auditors for the Series Company and reviews with such independent auditors the scope and results of the annual audit, reviews the performance of the accounts, and considers any comments of the independent auditors regarding the Series Company's financial statements or books of account. The Series Company has a Nominating Committee. The Series Company's Nominating Committee consists of Messrs. Love, Gonzales and Hackerman, and Ms. Craven. The Nominating Committee recommends to the Board nominees for independent trustee membership, reviews governance procedures and Board composition, and periodically reviews trustee compensation. The Series Company does not have a standing compensation committee.

The directors of the Series Company who are not affiliated with VALIC are each paid annual directors' fees and are reimbursed for certain out-of-pocket expenses by the Series Company. The directors and officers of the Series Company and members of their families as a group, beneficially owned less than 1% of the common stock of each Fund outstanding as of May 31, 2001.

Compensation of Non-Affiliated Directors

The following table sets forth information regarding compensation and benefits earned by the Directors who are not affiliated with VALIC for the fiscal year ending May 31, 2001.

Compensation Table

Fiscal Year Ending May 31, 2001
Name of Person, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Fund Complex Paid To Directors (3)
Dr. Judith L. Craven, Director	$32,683	$ 0	(2)	$53,813
Dr. Timothy J. Ebner, Director	$30,240	$ 0	(2)	$50,575
Judge Gustavo E. Gonzales, Jr., Director	$30,229	$ 0	(2)	$48,995
Dr. Norman Hackerman, Director	$32,997	$41,858	(2)	$54,527
Dr. John Wm. Lancaster, Director	$32,982	$42,000	(2)	$54,490
Ben H. Love, Director	$33,257	$24,825	(2)	$54,895
Dr. John E. Maupin, Jr., Director	$31,691	$ 0	(2)	$51,070
Dr. F. Robert Paulsen, Director	$31,491	$39,205	(2)	$50,670

____________________

(1) The total present value of accumulated benefits as of May 31, 2001, under expense assumptions to be used for the fiscal year ending May 31, 2002 for Messrs. Hackerman, Lancaster, Love, and Paulsen is $741,824.

(2) All current directors would earn ten or more years of service as of their normal retirement date. Complete years of service earned as of May 31, 2001, are as follows: Messrs. Hackerman, Lancaster, Love, and Paulsen - 10 or greater; Dr. Craven and Messrs. Ebner, Gonzales and Maupin - approximately 3 years.

(3) Includes all investment companies managed by VALIC.

Effective January 1, 2001, the Board of Directors approved a Deferred Compensation Plan (the "Plan") for its non-affiliated directors who are not officers, directors, or employees of VALIC or an affiliate of VALIC. The purpose of the Plan is to permit non-affiliated directors to elect to defer receipt of all or some portion of the fees payable to them for their services to the Series Company, therefore allowing postponement of taxation of income and tax-deferred growth on the earnings. Under the Plan, a non-affiliated director may make an annual election to defer all or a portion of his/her future compensation from the Series Company. The Series Company is responsible for the payment of the retirement benefits as well as all expenses of administration of the Plan. Benefits vested under the Plan are payable for a ten-year period upon retirement based upon the director's years of service and compensation at the time of retirement. Estimated benefits are shown below.

Pension Table -- Estimated Benefits at Normal Retirement

Years of Service At Retirement

	5 Years and Under	6 Years	7 Years	8 Years	9 Years	10 or More Years
Compensation at Retirement
$20,000	$10,000	$12,000	$14,000	$16,000	$18,000	$20,000
$30,000	$15,000	$18,000	$21,000	$24,000	$27,000	$30,000
$40,000	$20,000	$24,000	$28,000	$32,000	$36,000	$40,000
$50,000	$25,000	$30,000	$35,000	$40,000	$45,000	$50,000
$60,000	$30,000	$36,000	$42,000	$48,000	$54,000	$60,000

To determine the estimated benefits at retirement, first find the amount of compensation at retirement (on the left) and then follow that line to the years of service at retirement. For example, a Director earning $40,000 upon retirement with 8 years of service would receive an estimated benefit of $32,000 per year for a ten-year period.